DELAWARE(SM)
INVESTMENTS
============
                                  Delaware Decatur Equity Income Fund

                                  Delaware Growth and Income Fund


                             (Total Return Artwork)

Total Return
             Investing

1999 ANNUAL REPORT

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

Table of Contents
==================

Letter to Shareholders                                          1

Portfolio Management

Review                                                          3

Performance Summary

  Delaware Decatur Equity Income Fund                           6

  Delaware Growth and Income Fund                               7

Financial Statements

 Statements of Net Assets                                      12

 Financial Highlights                                          20

A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years' experience.

[ ] For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.

[ ] We strive to balance risk and reward in order to provide relatively conservative investment alternatives within any given asset class.

Consistent

[ ] We believe consistent processes are the best way to seek consistent investment performance.

[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $47 billion in assets as of December 31, 1999.

Comprehensive

[ ] We offer more then 60 mutual funds in these asset classes.

   o Large-cap equity                  o High-yield bonds

   o Mid-cap equity                    o Investment grade bonds

   o Small-cap equity                  o Municipal bonds (24 single-state funds)

   o International equity              o International fixed-income

   o Balanced

[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

Dear Shareholder

ONCE AGAIN, INVESTORS CONCENTRATED ON A SELECT GROUP OF LARGE-CAP GROWTH STOCKS--MOSTLY TECHNOLOGY COMPANIES.

(Total Return Artwork)

December 2, 1999

Recap of Events - As we began our fiscal year in December 1998, instability in emerging markets had fueled concerns about a U.S. recession and U.S. companies' ability to sustain earnings growth. The Federal Reserve had responded by lowering its short-term interest rate target three times to foster continued U.S. growth. Uncertain of the future economic landscape, cautious investors focused almost exclusively on stocks of the largest, fastest growing companies.

As a result, only a handful of stocks - mostly large technology and internet-related companies - enjoyed substantial price gains through early 1999. Strong economic data in April set the stage for a broader selection of stocks - including economically-sensitive paper, energy, metal and chemical companies - to advance. Many investors were attracted to these companies because their strong earnings growth potential was available at more reasonable prices.

We believed the market's performance would broaden further, especially against a backdrop of stronger worldwide economic growth, and we expected more price volatility. Stock prices fell in the summer and fall as the Fed took back all three of its 1998 interest rate reductions in an effort to head off inflation. However, once again, investors concentrated on a select group of large-cap growth stocks - mostly technology companies.

Delaware Decatur Equity Income Fund - For the 12 months ended November 30, 1999, Delaware Decatur Equity Income Fund trailed the average return of its peers in the Lipper Equity Income category. We attribute our lower relative return to the poor performance of high-yield bonds, which represented 14% of the portfolio, and to our avoidance of technology companies. With very high prices and very low dividend yields, most technology companies do not meet our investment criteria, which include having a dividend yield greater than the average dividend yield of the S&P 500 Index.

Performance Overview
For Periods Ended November 30, 1999

Average Annual Total Returns at Net Asset Value        One Year             Three Years
------------------------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund Class A             -2.50%               +10.87%
Delaware Growth and Income Fund Class A                 -2.00%               +11.45%
------------------------------------------------------------------------------------------------
Lipper Equity Income Fund Average                       + 4.43% (222 funds)  +12.44% (162 funds)
Standard & Poor's 500 Index                             +20.91%              +24.32%
S&P 500/BARRA Value Index                               +12.46%              +16.79%
------------------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on pages 6 and 7. The Lipper category represents the average returns of equity income funds tracked by Lipper Analytical. Source: Lipper Analytical Services, Inc. The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The unmanaged S&P 500/BARRA Value Index measures the performance of S&P 500 stocks that meet BARRA International's definition of value stocks. You cannot invest directly in an index. Past performance does not guarantee future results.

[Total Return Artwork]

Delaware Growth and Income Fund provided a modestly better total return, though this was still less than the average return of funds in our Lipper category. As in Delaware Decatur Equity Income Fund, our stock selection discipline, which demands high dividend yields, steered us away from technology stocks, thus limiting our return.

Market Outlook - On the pages that follow, senior portfolio manager John B. Fields reviews the Funds' strict buy and sell disciplines. Because these disciplines have guided us to strong performance over the long term, we remain committed to them even during periods like the most recent one when the stock market was not working in our favor. Mr. Fields also discusses the Funds' current positioning and shares his outlook for the large-cap, value-oriented investment strategy he uses to manage Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund.

We believe the stage is set for continued worldwide economic recovery and for the spread of good earnings growth to U.S. companies in a variety of industries. We believe Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund are well positioned to benefit if these trends occur and we look forward to sharing our results with you next spring.


Sincerely,


/s/ Wayne A. Stork                        /s/ David K. Downes
------------------------------------      --------------------------------------
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

John B. Fields
Senior Portfolio Manager
December 2, 1999

WE BELIEVE OUR DIVERSIFIED APPROACH WORKS TO REDUCE CERTAIN RISKS WHICH CAN HELP PROVIDE A MORE ATTRACTIVE TOTAL RETURN THROUGH A FULL MARKET CYCLE.

[Total Return Artwork]

PORTFOLIO MANAGEMENT REVIEW
===========================

The Funds' Results
The Funds' results for fiscal 1999 were hindered by a market environment in which fewer than a dozen stocks - mostly technology companies - drove the return of the benchmark S&P 500. (Source: Bloomberg) This concentrated market leadership worked against Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund for several reasons.

o Our strict buy and sell guidelines (see page 10) target stocks with dividend yields above the average yield of the S&P 500. This prevented us from investing in many technology stocks, the year's top performing sector. Typically, technology companies have little, or no, dividend yield and therefore, have generally not been eligible for purchase by either Delaware Decatur Equity Income Fund or Delaware Growth and Income Fund.

o Some of our competitors do not have as clearly defined portfolio disciplines as we do and, as a result, many were able to fit these technology stocks into their definition of "value." For this reason, the Funds also lagged the average return of their peers in the Lipper Equity Income Fund Average.

o In managing Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund, we try to diversify our holdings so that no single security or sector weighs too heavily - positively or negatively - on performance. While this can put us at a disadvantage when a select group of stocks is appreciating rapidly, we believe our diversified approach works to reduce certain risks which can help provide a more attractive total return through a full market cycle.

High-Yield Bonds In Delaware Decatur Equity Income Fund
High-yield bonds detracted from performance in the Delaware Decatur Equity Income Fund portfolio. The Fund held a steady 14% allocation to high-yield bonds, which is part of our standard strategy of supplementing income from our stock holdings with high-yielding, higher risk corporate bonds. These bonds performed poorly as investors worried about rising interest rates and the possibility of credit problems in the high-yield bond market. We believe these fears have already been factored into bond prices, so we see little reason to alter the Fund's high-yield bond position at this time.

Earnings Growth Broadens
Last spring, we were hopeful that the April broadening of stock market leadership would continue. We thought this broadening would embrace a wide range of economically sensitive companies. We anticipated this for two reasons. First, we believed these companies would report very positive earnings given an improving

[Total Return Artwork]

Delaware Decatur
Equity Income Fund
Sector Allocation
As of November 30, 1999

Banking & Insurance 18.45%
 High-Yield Bonds 14.53%
  Energy 12.86%

Other 19.01%
     Metals &
 Mining 3.54%
     Electronics &
  Electrical 4.02%
      Paper & Forest
      Products 4.09%
Consumer Products 4.60%
   Food & Tobacco 5.20%
     Pharmaceutical 5.99%
 Telecommunications 7.71%

Please note that the sector percentages for Delaware Decatur Equity Income Fund represent the percentage of the equity portion of the Fund that is invested in that sector. The sector percentages do not include bond holdings. Bonds are reported as a separate category as noted above.
Ten other sectors, cash and other assets, account for the remaining 19.01% of net assets.

global economy. Second, the stocks of these companies appeared to be selling at very low prices given the earnings "explosion" that seemed to be just ahead.

While a broad range of economically sensitive companies - including energy, paper, metals, auto and chemical companies - have reported better than expected earnings, investors have not rewarded that earnings growth. Instead, the Federal Reserve's interest rate increases led investors to fixate again on a narrow group of the largest growth companies. So although earnings growth has broadened, performance leadership within the market has not.

Portfolio Highlights
As we enter a new century of investing, we believe the quality of the holdings in Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund has never been higher. Nor have such quality stocks been available to us at such low prices relative to their earnings growth potential. We are genuinely excited about the stocks and, in the case of Delaware Decatur Equity Income Fund, the high-yield bonds that we own.

By increasing our holdings in economically sensitive companies, we have positioned both portfolios to benefit from the recovering global economy. We have already begun to profit from several aluminum, paper and energy companies that have been managing their businesses more efficiently. (See page 11 for a profile of aluminum giant Alcoa Inc.). We believe these companies offer the potential for substantial positive earnings gains in fiscal 2000.

We have reduced the Funds' positions in interest-rate sensitive sectors of the market, including banks and insurance companies. We continue to be selective in this area, focusing on companies that appear to be poised for strong earnings growth.

Outlook
Our analysis of the companies we own tells us that there is a strong likelihood that many will beat analysts' earnings and dividend growth expectations. We think their growth will be driven by global economic recovery.

While we expect the stock market to exhibit some significant price swings in the coming months due to interest rate concerns, we believe investors will inevitably

Delaware Growth
and Income Fund
Sector Allocation
As of November 30, 1999

Banks & Insurance 21.68%
             Energy 14.95%
     Telcommunications 8.74%

        Other 20.31%
         Electronics &
      Electrical 3.41%
 Consumer Products 3.80%
     Metals & Mining 4.16%
             Chemcials 4.72%
 Paper & Forest Products 5.12%
            Food & Tobacco 6.43%
Healthcare & Pharmaceuticals 7.13%


Nine other sectors, account for the remaining 20.31% of net assets.

seek out companies and industries where solid earnings growth is available at deep price discounts. In our opinion, Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund are well positioned to benefit if this broadening trend occurs.

Over the last 24 years, we have experienced four periods of concentrated market leadership similar to the one we now face - in the mid-1970s, the early 1980s and twice in the 1990s. In each case, we suffered a short period of poor relative performance followed by a more prolonged period of good relative performance. Although the past is not a guarantee of future performance, we are optimistic that Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund will perform in a similar way as the current market cycle progresses.

Top Portfolio Holdings
November 30, 1999

                                                                          As a Percentage of Net Assets**
                                                                          Delaware             Delaware
                                  Dividend                                Growth and           Decatur Equity
Company                           Yield*       Industry                   Income Fund          Income Fund
--------------------------------------------------------------------------------------------------------------
McGraw-Hill Cos.                  1.4%         Publishing                    3.0%                  2.4%
--------------------------------------------------------------------------------------------------------------
International Paper               1.8%         Paper/Wood Products           2.8%                  2.4%
--------------------------------------------------------------------------------------------------------------
American General Corp.            2.1%         Insurance                     2.6%                  2.2%
--------------------------------------------------------------------------------------------------------------
Kimberly-Clark                    1.6%         Consumer Products             2.4%                  2.2%
--------------------------------------------------------------------------------------------------------------
Weyerhaeuser                      2.3%         Paper/Wood Products           2.3%                  1.7%
--------------------------------------------------------------------------------------------------------------
ExxonMobil                        2.2%         Energy                        2.3%                  2.0%
--------------------------------------------------------------------------------------------------------------
ALLTEL                            1.6%         Telecommunications            2.3%                  2.1%
--------------------------------------------------------------------------------------------------------------
Alcoa                             1.0%         Aluminum Products             2.3%                  1.9%
--------------------------------------------------------------------------------------------------------------
Chevron                           2.9%         Energy                        2.1%                  1.8%
--------------------------------------------------------------------------------------------------------------
Royal Dutch Petroleum             2.7%         Energy                        2.1%                  1.8%
--------------------------------------------------------------------------------------------------------------
S&P 500                           1.15%
--------------------------------------------------------------------------------------------------------------

 *Source: Bloomberg
**Portfolio percentages are shown as a percentage of net assets for Delaware
   Growth and Income Fund and as a percentage of net equity assets for Delaware Decatur Equity Income Fund. Holdings are listed in order of size as a percentage of net assets in Delaware Growth and Income Fund. Holdings are subject to change.

Delaware Decatur Equity Income Fund

FUND BASICS
===========

Fund Objectives
To achieve the highest possible current income by investing primarily in common stocks that provide the potential for income and capital appreciation without undue risk to principal.

Assets Under Management
$1.9 Billion

Number of Holdings
168

Fund Start Date
March 18, 1957

Your Fund Manager
John B. Fields has 27 years experience in investment management. He holds a bachelor's degree and an MBA from Ohio State University. Before joining Delaware Investments in 1992, he was Director of Domestic Equity Risk Management at DuPont. Mr. Fields is a Chartered Financial Analyst.

 NASDAQ Symbols
Class A   DELDX
Class B   DEIBX
Class C   DECCX


FUND PERFORMANCE
================

Growth of a $10,000 Investment
December 1, 1989 - November 30, 1999
-------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund (separate chart)
Delaware Growth and Income Fund (separate chart)
Growth of a $10,000 Investment 10 Years Ended November 30, 1999

Delaware Decatur Equity Income Fund
Standard & Poor's 500 Index
Lipper Equity Income Funds (222 funds)

              11/30/1989 11/30/1990 11/30/1991 11/30/1992 11/30/1993 11/30/1994 11/30/1995 11/30/1996 11/30/1997 11/30/1998 11/30/99
S&P 500
Index         10,000        9,313     10,845     12,467     13,347     13,113     17,497     21,880     27,614     33,632     40,148

Lipper
Equity
Index         10,000        9,205     11,063     12,906     14,714     14,624     18,785     22,944     28,272     31,463     32,467

Delaware
Decatur
Equity
Income Fund   9,427         8,291      9,573     10,996     12,704     12,631     16,549     20,598     25,703     28,795     28,077

Chart assumes $10,000 invested on December 1, 1989. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. Past performance does not guarantee future results.

Average Annual Returns
Through November 30, 1999


                                              Lifetime     Ten Years     Five Years     One Year
------------------------------------------------------------------------------------------------
Class A (Est. 3/18/57)
   Excluding Sales Charge                     +12.22%       +11.53%       +17.32%        -2.50%
   Including Sales Charge                     +12.07%       +10.87%       +15.94%        -8.12%
------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge                     +14.36%                     +16.34%        -3.27%
   Including Sales Charge                     +14.26%                     +16.13%        -7.29%
------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge                     +13.17%                                    -3.25%
   Including Sales Charge                     +13.17%                                    -4.06%
------------------------------------------------------------------------------------------------

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and have had a 12b-1 fee since May 1, 1994.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Returns Through November 30, 1999


                                              Lifetime     Ten Years     Five Years     One Year
------------------------------------------------------------------------------------------------
Institutional Class                           +12.25%       +11.64%      +17.52%         -2.27%

SEC yields for A, B, C and Institutional Class Shares were 2.51%, 1.90%, 1.88% and 2.89%, respectively, as of November 30, 1999. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to 1/13/94 for Delaware Decatur Equity Income Fund is based on Class A performance adjusted to eliminate the sales charges.

NASDAQ Symbol Institutional Class: DEDIX

[Total Return Artwork]

Delaware Growth and Income Fund

FUND BASICS
===========

Fund Objectives

To achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

Assets Under Management
$1.2 Billion

Number of Holdings
68

Fund Start Date
August 27, 1986

Your Fund Manager
John B. Fields

NASDAQ Symbols
Class A  DEDTX
Class B  DEOBX
Class C  DTRCX



FUND PERFORMANCE
================

Growth of a $10,000 Investment
December 1, 1989 - November 30, 1999
-------------------------------------------------------------------------------
Delaware Decatur Equity Income Fund (separate chart)
Delaware Growth and Income Fund (separate chart)
Growth of a $10,000 Investment 10 Years Ended November 30, 1999

Delaware Decatur Equity Income Fund
Standard & Poor's 500 Index
Lipper Equity Income Funds (222 funds)

              11/30/1989 11/30/1990 11/30/1991 11/30/1992 11/30/1993 11/30/1994 11/30/1995 11/30/1996 11/30/1997 11/30/1998 11/30/99
Delaware
Growth and
Income Fund   $ 9,426    $8,782     $10,006    $11,419    $13,102    $13,096    $17,638    $22,028    $27,607    $31,113    $30,493

S&P 500
Index         $10,000    $9,313     $10,845    $12,467    $13,347    $13,113    $17,497    $21,880    $27,614    $33,632    $40,148

Lipper
Equity
Index         $10,000    $9,205     $11,063    $12,906    $14,714    $14,624    $18,785    $22,944    $28,272    $31,463    $32,467

Delaware
Decatur
Equity
Income Fund   $ 9,427    $8,291     $ 9,573    $10,996    $12,704    $12,631    $16,549    $20,598    $25,703    $28,795    $28,077


Chart assumes $10,000 invested on December 1, 1989. Fund performance includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to different charges and expenses. Past performance does not guarantee future results.

Average Annual Returns
Through November 30, 1999



                                              Lifetime     Ten Years     Five Years     One Year
------------------------------------------------------------------------------------------------
Class A (Est. 8/27/86)
   Excluding Sales Charge                      +13.09%       +12.46%       +18.42%        -2.00%
   Including Sales Charge                      +12.59%       +11.79%       +17.03%        -7.65%
Class B (Est. 9/6/94)
   Excluding Sales Charge                      +15.51%                     +17.59%        -2.72%
   Including Sales Charge                      +15.40%                     +17.38%        -6.99%
Class C (Est. 11/29/95)
   Excluding Sales Charge                      +13.86%                                    -2.71%
   Including Sales Charge                      +13.86%                                    -3.57%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Returns Through November 30, 1999


                                              Lifetime     Ten Years     Five Years     One Year
------------------------------------------------------------------------------------------------
Institutional Class                           +13.25%        +12.67%       +18.78%        -1.68%

SEC yields for A, B, C and Institutional Class Shares were 1.14%, 0.51%, 0.51% and 1.51%, respectively, as of November 30, 1999. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to 7/26/93 is based on Class A performance adjusted to eliminate the sales charge, but not the impact of 12b-1 fees that were in effect.

NASDAQ Symbol Institutional Class: DERIX

Long-Term Performance

Average Annual Returns
from March 18, 1957 to Nov. 30, 1999
------------------------------------
Delaware Decatur Equity
Income Fund A Class           12.12%
S&P 500                        8.41%
Consumer Price Index           4.31%
   (Inflation)
------------------------------------
Includes reinvestment of dividends and capital gains. See page 6 for complete Fund performance. Source: CDA Weisenberger.

EACH DOLLAR INVESTED IN DELAWARE DECATUR EQUITY INCOME FUND AT INCEPTION 42 YEARS AGO WOULD HAVE GROWN TO MORE THAN $132 AS OF NOVEMBER 30, 1999, WITH DIVIDENDS AND CAPITAL GAINS REINVESTED.

(Total Return Artwork)


Delaware Decatur Equity Income Fund
Growth of a $100,000 Investment Since March 18, 1957
--------------------------------------------------------------------------------
Decatur Equity
Income Fund
First Offered on
March 18, 1957

Dow Jones
Industrial
Average
at 597

Berlin
Wall Built

Kennedy
Assassinated

Vietnam
War
Escalates

First Man
on the
Moon

Wage and
Price
Controls

Performance of other classes of Delaware Decatur Equity Income Fund differ from the performance reflected below due to different charges and expenses. See page 6 for complete performance information.

A $100,000 investment in Delaware Growth and Income Fund from its inception on August 27, 1986 through November 30, 1999 would have grown to $491,936 with dividends and capital gains reinvested.

Past performance does not guarantee future results.

Steepest
Market
Decline in
Four
Decades

Dow at 993

Interest
Rates at
All-Time
Highs

Start of the
Great Bull
Market of
the 80s

Dow
Nears
2000

Sharpest
One-Day
Decline in
Market
History

Persian
Gulf Crisis

Worldwide
Recession

Break
up of the
Soviet
Union

Fed Begins
Raising
Short-Term
Interest
Rates

Dow
Reaches
6500

Global
Economic
Crisis

Dow
Surpasses
11,000


                                  Delaware        Delaware Decatur      Consumer       Consumer Price    S & P 500    S & P 500
                              Decatur Equity Inc  Equity Income A      Price Index      Index - US       Composite    Composite
Period End                       A Mrkt Val        Percent Change       - US Value     Percent Change      Value    Percent Change
--------------------------    ------------------  ----------------     -----------     --------------    ---------  --------------

03/18/1957     $16,000,000    $    96,288                               $100,000                           $  100,000
11/30/1957      10,000,000    $    86,631            -10.03%            $102,158             2.16%         $   94,582       -5.42%
11/30/1958       1,000,000    $   114,844             32.57%            $104,317             2.11%         $  118,975       25.79%
11/30/1959         100,000    $   130,203             13.37%            $105,755             1.38%         $  132,124       11.05%
11/30/1960                    $   130,958              0.58%            $107,194             1.36%         $  125,912        -4.7%
11/30/1961                    $   158,997             21.41%            $107,914             0.67%         $  161,687       28.41%
11/30/1962                    $   155,871             -1.97%            $109,353             1.33%         $  141,147       -12.7%
11/30/1963                    $   177,748             14.04%            $110,791             1.32%         $  166,017       17.62%
11/30/1964                    $   220,711             24.17%            $112,230              1.3%         $  191,385       15.28%
11/30/1965                    $   256,706             16.31%            $114,029              1.6%         $  207,685        8.52%
11/30/1966                    $   239,495              -6.7%            $118,345             3.79%         $  182,385      -12.18%
11/30/1967                    $   312,785              30.6%            $121,583             2.74%         $  213,104       16.84%
11/30/1968                    $   422,415             35.05%            $127,338             4.73%         $  245,681       15.29%
11/30/1969                    $   362,060            -14.29%            $134,892             5.93%         $  212,673      -13.44%
11/30/1970                    $   367,192              1.42%            $142,446              5.6%         $  197,688       -7.05%
11/30/1971                    $   422,481             15.06%            $147,122             3.28%         $  213,081        7.79%
11/30/1972                    $   486,916             15.25%            $152,518             3.67%         $  264,498       24.13%
11/30/1973                    $   401,747            -17.49%            $165,108             8.25%         $  217,547      -17.75%
11/30/1974                    $   369,110             -8.12%            $185,252             12.2%         $  158,626      -27.08%
11/30/1975                    $   479,719             29.97%            $198,921             7.38%         $  206,847        30.4%
11/30/1976                    $   636,920             32.77%            $208,633             4.88%         $  231,467        11.9%
11/30/1977                    $   678,022              6.45%            $222,662             6.72%         $  214,985       -7.12%
11/30/1978                    $   690,338              1.82%            $242,446             8.89%         $  214,691       -0.14%
11/30/1979                    $   845,143             22.42%            $273,022            12.61%         $  240,671        12.1%
11/30/1980                    $ 1,099,663             30.12%            $307,554            12.65%         $  318,567       32.37%
11/30/1981                    $ 1,178,823               7.2%            $337,050             9.59%         $  286,443      -10.08%
11/30/1982                    $ 1,424,730             20.86%            $352,518             4.59%         $  314,056        9.64%
11/30/1983                    $ 1,800,422             26.37%            $364,029             3.27%         $  377,239       20.12%
11/30/1984                    $ 1,898,486              5.45%            $378,777             4.05%         $  370,846       -1.69%
11/30/1985                    $ 2,395,958              26.2%            $392,086             3.51%         $  458,331       23.59%
11/30/1986                    $ 3,097,369             29.27%            $397,122             1.28%         $  564,997       23.27%
11/30/1987                    $ 2,958,646             -4.48%            $415,108             4.53%         $  522,104       -7.59%
11/30/1988                    $ 3,704,315              25.2%            $432,734             4.25%         $  620,494       18.84%
11/30/1989                    $ 4,439,186             19.84%            $452,878             4.66%         $  784,380       26.41%
11/30/1990                    $ 3,904,504            -12.04%            $481,295             6.27%         $  730,492       -6.87%
11/30/1991                    $ 4,508,271             15.46%            $495,683             2.99%         $  850,646       16.45%
11/30/1992                    $ 5,164,044             14.55%            $510,791             3.05%         $  977,896       14.96%
11/30/1993                    $ 5,982,402             15.85%            $524,460             2.68%         $1,046,905        7.06%
11/30/1994                    $ 5,948,107             -0.57%            $538,489             2.67%         $1,028,542       -1.75%
11/30/1995                    $ 7,793,133             31.02%            $552,518             2.61%         $1,372,410       33.43%
11/30/1996                    $ 9,700,208             24.47%            $570,504             3.26%         $1,716,209       25.05%
11/30/1997                    $12,103,885             24.78%            $580,935             1.83%         $2,165,949       26.21%
11/30/1998                    $13,560,084             12.03%            $589,928             1.55%         $2,638,019        21.8%
11/30/1999                    $13,221,924             -2.49%            $606,125             2.75%         $3,149,105       19.37%

Our Disciplined Approach

WE BELIEVE THAT A STOCK'S DIVIDEND
YIELD CAN BE A GOOD INDICATOR OF A STOCK'S FUTURE VALUE.

(Total Return Artwork)


USING DIVIDEND YIELD AS A MEASURE OF OPPORTUNITY
================================================

Our Buy Discipline
Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund use dividend yield as a measure of opportunity. We believe that a stock's dividend yield can be a good indicator of a stock's future value. We focus on stocks yielding more than the average dividend yield of the unmanaged Standard & Poor's 500 Index in an effort to uncover companies selling below their underlying worth. We also believe the income from dividends can support total return while we wait for a stock to appreciate.

We narrow our selection to stocks that make up the segment of the stock market that has historically provided the highest total return over the long term. We call this the "high" yield category, as shown in the chart below. It is identified by dividing the universe of dividend-paying stocks into five categories ranked by yield. The "high" category represents stocks with the second highest dividend yields.

Our Sell Discipline

When a stock's yield falls below the average yield of the S&P 500, we view that as a signal that the stock is fairly priced and future appreciation potential is no longer attractive relative to possible risks. This is when we typically sell the stock.

Though a low yield is usually our basis for selling, we may sell a stock with an above-average yield because of negative changes affecting the individual company, which might potentially reduce its future growth.

Long-Term Returns of Dividend Paying Stocks
1929-1999


                  Income Capital                    Capital
                   Appreciation         Income     Appreciation       Total
                  --------------        ------     ------------       -----

Lowest Yield         15.0%                2.8%         7.4%           10.2%
Low Yield            12.0%                4.0%         6.7%           10.7%
Mid Yield             9.0%                4.9%         6.9%           11.8%
High Yield            6.0%                5.9%         7.1%           13.0%
Highest Yield         3.0%                7.5%         3.3%           10.9%

Source: Delaware Investments

Our Buy/Sell Discipline at Work

ALCOA INC. IMPROVES EFFICIENCY USING TECHNOLOGY
===============================================

While technology companies typically don't meet our yield-based stock selection criteria due to low dividend yields, we often find opportunities with companies that use technology to lower their cost structures and improve their competitiveness. Alcoa Inc., the world's leading aluminum manufacturer, has done just that and, as a result, has boosted its earnings and dividend growth beyond consensus expectations.

Alcoa launched an aggressive cost and efficiency savings program in mid-1998. We bought the stock around that time when its dividend yield was about 1.44% and its price per share was $35. We added to our position in Alcoa in fiscal 1999, based on our belief that analysts' forecasts for the company's earnings growth were unnecessarily low. As of November 30, Alcoa's share price had increased to $65. Its dividend declined to 1.23%,* but since it is still above the average yield of the S&P 500, we can continue to hold the stock in our portfolios.

We are pleased with Alcoa's progress. In 1999, Alcoa reported much stronger than expected earnings and dividend growth because the application of technology to its business allowed it to reduce costs and improve efficiency. We think Alcoa will continue to achieve favorable results in 2000 given the slated acquisition of Reynolds Metal Company, the world's second largest aluminum producer. The merger is expected to provide even greater efficiencies and cost reductions.

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
12/30/1988           14.00%       277.72%       2.77%       3.84%       0.72%
01/06/1989           14.41%       280.67%       2.78%       3.94%       0.71%
01/13/1989           14.91%       283.87%       2.68%       3.89%       0.69%
01/20/1989           15.47%       286.63%       2.59%       3.86%       0.67%
01/27/1989           16.16%       293.82%       2.48%       3.76%       0.66%
02/03/1989           15.88%       296.97%       2.52%       3.72%       0.68%
02/10/1989           15.38%       292.02%       2.60%       3.78%       0.69%
02/17/1989           15.75%       296.76%       2.54%       3.72%       0.68%
02/24/1989           15.38%       237.13%       2.60%       3.85%       0.68%
03/03/1989           15.38%       291.18%       2.60%       3.79%       0.69%
03/10/1989           15.35%       292.88%       2.61%       3.77%       0.69%
03/17/1989           15.22%       292.69%       2.63%       3.78%       0.70%
03/24/1989           14.44%       288.98%       2.77%       3.82%       0.73%
03/31/1989           14.97%       294.87%       2.67%       3.84%       0.70%
04/07/1989           15.10%       297.16%       2.65%       3.81%       0.70%
04/14/1989           16.06%       301.36%       2.49%       3.76%       0.66%
04/21/1989           15.91%       309.61%       2.51%       3.66%       0.69%
04/28/1989           15.81%       309.64%       2.53%       3.66%       0.69%
05/05/1989           15.72%       307.61%       2.54%       3.68%       0.69%
05/12/1989           16.06%       313.84%       2.49%       3.61%       0.69%
05/19/1989           16.81%       321.24%       2.38%       3.52%       0.68%
05/26/1989           16.19%       321.59%       2.47%       3.52%       0.70%
06/02/1989           16.56%       325.52%       2.42%       3.48%       0.70%
06/09/1989           17.00%       326.69%       2.35%       3.47%       0.68%
06/16/1989           16.53%       321.35%       2.42%       3.52%       0.69%
06/23/1989           17.25%       328.00%       2.32%       3.45%       0.67%
06/30/1989           16.03%       317.98%       2.50%       3.67%       0.68%
07/07/1989           16.16%       324.91%       2.48%       3.59%       0.69%
07/14/1989           17.03%       331.84%       2.35%       3.52%       0.67%
07/21/1989           16.75%       335.90%       2.39%       3.47%       0.69%
07/28/1989           17.25%       342.15%       2.32%       3.41%       0.68%
08/04/1989           17.88%       343.92%       2.24%       3.39%       0.66%
08/11/1989           17.91%       344.74%       2.23%       3.39%       0.66%
08/18/1989           18.63%       346.03%       2.15%       3.37%       0.64%
08/25/1989           19.25%       350.52%       2.08%       3.33%       0.62%
09/01/1989           19.19%       353.73%       2.08%       3.30%       0.63%
09/08/1989           18.72%       348.76%       2.14%       3.35%       0.64%
09/15/1989           18.66%       345.06%       2.14%       3.38%       0.63%
09/22/1989           18.56%       347.05%       2.15%       3.36%       0.64%
09/29/1989           19.19%       349.15%       2.08%       3.34%       0.62%
10/06/1989           19.91%       358.78%       2.07%       3.30%       0.63%
10/1311989           18.03%       333.62%       2.29%       3.55%       0.65%
10/20/1989           18.22%       347.16%       2.27%       3.41%       0.67%
10/27/1989           17.50%       335.06%       2.36%       3.53%       0.67%
11/03/1989           17.35%       337.62%       2.38%       3.51%       0.68%
11/10/1989           17.19%       339.10%       2.40%       3.49%       0.69%
11/17/1989           17.53%       341.61%       2.36%       3.47%       0.68%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
11/24/1989           18.13%       343.97%       2.28%       3.44%       0.66%
12101/1989           18.44%       350.63%       2.24%       3.38%       0.66%
12/08/1989           18.81%       348.69%       2.20%       3.40%       0.65%
12/15/1989           18.59%       350.14%       2.22%       3.38%       0.66%
12/22/1989           18.31%       347.42%       2.26%       3.41%       0.66%
12/29/1989           18.75%       353.40%       2.20%       3.35%       0.66%
01/05/1990           19.03%       352.20%       2.17%       3.44%       0.63%
01/12/1990           18.50%       339.93%       2.23%       3.56%       0.63%
01/19/1990           16.44%       339.15%       2.51%       3.57%       0.70%
01/26/1990           15.63%       325.80%       2.64%       3.71%       0.71%
02/02/1990           15.50%       330.92%       2.66%       3.66%       0.73%
02/09/1990           15.56%       333.62%       2.65%       3.63%       0.73%
02/16/1990           15.69%       332.72%       2.63%       3.64%       0.72%
02/23/1990           15.59%       324.15%       2.65%       3.73%       0.71%
03/02/1990           16.66%       335.54%       2.48%       3.61%       0.69%
03/09/1990           16.41%       337.93%       2.52%       3.58%       0.70%
03/16/1990           16.75%       341.91%       2.47%       3.54%       0.70%
03/23/1990           16.41%       337.22%       2.52%       3.59%       0.70%
03/30/1990           16.19%       339.94%       2.55%       3.56%       0.72%
04/06/1990           15.50%       340.08%       2.66%       3.56%       0.75%
04/13/1990           16.16%       344.34%       2.56%       3.52%       0.73%
04/20/1990           15.69%       335.12%       2.63%       3.62%       0.73%
04/27/1990           15.81%       329.11%       2.61%       3.68%       0.71%
05/04/1990           15.63%       338.39%       2.64%       3.58%       0.74%
05/11/1990           16.06%       352.00%       2.57%       3.44%       0.75%
05/18/1990           16.44%       354.64%       2.51%       3.42%       0.73%
05/2511990           16.25%       354.58%       2.54%       3.42%       0.74%
06/01/1990           16.69%       363.16%       2.47%       3.34%       0.74%
06/08/1990           16.75%       358.71%       2.47%       3.38%       0.73%
06/15/1990           16.50%       362.91%       2.50%       3.34%       0.75%
06/22/1990           16.28%       355.43%       2.54%       3.41%       0.74%
06/29/1990           15.94%       358.02%       2.59%       3.39%       0.76%
07/0611990           16.63%       358.42%       2.48%       3.39%       0.73%
07/13/1990           17.19%       367.31%       2.40%       3.31%       0.73%
07/20/1990           16.56%       361.61%       2.49%       3.36%       0.74%
07/27/1990           17.09%       353.44%       2.42%       3.44%       0.70%
08/03/1990           16.38%       344.86%       2.52%       3.52%       0.72%
08/10/1990           15.81%       335.52%       2.61%       3.62%       0.72%
08/17/1990           15.75%       327.83%       2.62%       3.71%       0.71%
08/24/1990           15.31%       311.51%       2.70%       3.90%       0.69%
08/31/1990           16.09%       322.56%       2.57%       3.77%       0.68%
09/07/1990           16.69%       323.40%       2.47%       3.76%       0.66%
09/14/1990           16.66%       316.83%       2.48%       3.83%       0.65%
09/21/1990           16.88%       311.32%       2.45%       3.90%       0.63%
09/28/1990           15.66%       306.05%       2.64%       3.97%       0.66%
10/05/1990           15.50%       311.50%       2.58%       3.94%       0.65%
10/12/1990           13.38%       300.03%       2.99%       4.09%       0.73%
10/19/1990           13.59%       312.48%       2.94%       3.93%       0.75%
10/26/1990           13.78%       304.71%       2.90%       4.03%       0.72%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
11/02/1990           13.56%       311.85%       2.95%       3.94%       0.75%
11/09/1990           12.63%       313.74%       3.17%       3.91%       0.81%
11/16/1990           13.25%       317.12%       3.02%       3.87%       0.78%
11/23/1990           13.53%       315.10%       2.96%       3.90%       0.76%
11/30/1990           13.72%       322.22%       2.92%       3.81%       0.77%
12/0711990           14.09%       327.75%       2.84%       3.75%       0.76%
12/14/1990           14.44%       326.82%       2.77%       3.76%       0.74%
12/21/1990           14.72%       331.75%       2.72%       3.70%       0.74%
12/28/1990           14.28%       328.72%       2.80%       3.74%       0.75%
01/04/1991           14.09%       321.00%       2.84%       3.80%       0.75%
01111/1991           13.91%       315.23%       2.88%       3.87%       0.74%
01/18/1991           14.94%       332.23%       2.68%       3.67%       0.73%
01/25/1991           14.81%       336.07%       2.70%       3.63%       0.74%
02/01/1991           16.31%       343.05%       2.45%       3.56%       0.69%
02/08/1991           16.31%       359.35%       2.45%       3.40%       0.72%
02/1511991           17.00%       369.06%       2.35%       3.31%       0.71%
02/22/1991           16.19%       365.65%       2.47%       3.34%       0.74%
03/01/1991           16.44%       370.47%       2.43%       3.29%       0.74%
03/08/1991           16.88%       374.95%       2.37%       3.25%       0.73%
03/15/1991           16.97%       373.59%       2.36%       3.27%       0.72%
03/22/1991           16.41%       367.48%       2.44%       3.32%       0.73%
03/29/1991           16.38%       375.22%       2.44%       3.25%       0.75%
04/05/1991           16.22%       375.36%       2.47%       3.28%       0.75%
04/12/1991           15.56%       380.40%       2.57%       3.24%       0.79%
04/19/1991           16.84%       384.20%       2.37%       3.21%       0.74%
04/26/1991           16.75%       379.02%       2.39%       3.25%       0.74%
05/03/1991           17.63%       380.80%       2.27%       3.24%       0.70%
05/10/1991           17.84%       375.74%       2.24%       3.28%       0.68%
05/17/1991           16.47%       372.39%       2.43%       3.31%       0.73%
05/24/1991           16.94%       377.49%       2.36%       3.26%       0.72%
05/31/1991           17.78%       389.83%       2.25%       3.16%       0.71%
06/07/1991           17.19%       379.43%       2.33%       3.25%       0.72%
06/14/1991           16.88%       382.29%       2.37%       3.22%       0.74%
06/21/1991           17.28%       377.75%       2.31%       3.26%       0.71%
06/28/1991           16.88%       371.16%       2.37%       3.32%       0.71%
07/05/1991           16.84%       374.08%       2.37%       3.29%       0.72%
07/12/1991           17.59%       380.25%       2.27%       3.24%       0.70%
07/19/1991           18.06%       384.22%       2.21%       3.21%       0.69%
07/26/1991           17.75%       380.93%       2.25%       3.23%       0.70%
08/02/1991           17.38%       387.18%       2.30%       3.18%       0.72%
08/09/1991           17.09%       387.12%       2.34%       3.18%       0.74%
08/1611991           16.88%       385.58%       2.37%       3.20%       0.74%
08/23/1991           17.38%       394.17%       2.30%       3.13%       0.73%
08/30/1991           17.31%       395.43%       2.31%       3.12%       0.74%
09/06/1991           16.88%       389.10%       2.37%       3.17%       0.75%
09/13/1991           16.53%       383.59%       2.42%       3.21%       0.75%
09/20/1991           16.50%       387.92%       2.42%       3.18%       0.76%
09/27/1991           15.94%       385.90%       2.51%       3.19%       0.79%
10/04/1991           14.63%       381.25%       2.74%       3.25%       0.84%
10/11/1991           15.28%       381.45%       2.62%       3.25%       0.81%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
10/18/1991           16.00%       392.50%       2.50%       3.16%       0.79%
10/25/1991           15.47%       384.20%       2.59%       3.22%       0.80%
11/01/1991           15.75%       391.32%       2.54%       3.17%       0.80%
11/08/1991           15.72%       392.89%       2.54%       3.15%       0.81%
11/1511991           14.91%       382.62%       2.68%       3.24%       0.83%
11/22/1991           14.53%       376.14%       2.75%       3.29%       0.84%
11/29/1991           14.63%       375.22%       2.74%       3.30%       0.83%
12106/1991           14.72%       379.10%       2.72%       3.27%       0.83%
12/13/1991           14.34%       384.47%       2.79%       3.22%       0.87%
12/20/1991           14.84%       387.04%       2.69%       3.20%       0.84%
12/27/1991           16.34%       406.46%       2.45%       3.05%       0.80%
01/03/1992           16.16%       419.34%       2.48%       2.95%       0.84%
01/10/1992           15.69%       415.10%       2.55%       2.98%       0.86%
01/17/1992           17.25%       418.86%       2.32%       2.96%       0.78%
01/24/1992           16.59%       415.48%       2.41%       2.98%       0.81%
01/31/1992           16.13%       408.78%       2.43%       3.03%       0.82%
02/07/1992           16.00%       411.09%       2.50%       3.01%       0.83%
02/14/1992           16.94%       412.48%       2.36%       3.00%       0.79%
02/21/1992           17.44%       411.43%       2.29%       3.01%       0.76%
02/28/1992           17.34%       412.70%       2.31%       3.00%       0.77%
03/06/1992           17.38%       404.44%       2.30%       3.06%       0.75%
03/13/1992           17.28%       405.84%       2.31%       3.05%       0.76%
03/20/1992           17.59%       411.30%       2.27%       3.01%       0.75%
03/27/1992           17.72%       403.50%       2.26%       3.07%       0.74%
04/03/1992           17.00%       401.55%       2.35%       3.11%       0.76%
04/10/1992           17.00%       404.29%       2.35%       3.09%       0.76%
04/17/1992           19.16%       416.04%       2.09%       3.00%       0.70%
04/24/1992           19.16%       409.02%       2.09%       3.05%       0.69%
05/01/1992           19.03%       412.53%       2.10%       3.03%       0.69%
05/08/1992           18.94%       416.05%       2.11%       3.00%       0.70%
05/15/1992           18.91%       410.09%       2.12%       3.04%       0.70%
05/22/1992           19.22%       414.02%       2.08%       3.01%       0.69%
05/29/1992           19.41%       415.35%       2.06%       3.00%       0.69%
06/05/1992           19.75%       413.48%       2.03%       3.02%       0.67%
06/12/1992           19.13%       409.76%       2.09%       3.05%       0.69%
06/19/1992           18.38%       403.67%       2.18%       3.09%       0.71%
06/26/1992           18.44%       403.45%       2.17%       3.09%       0.70%
07/03/1992           18.78%       411.77%       2.13%       3.04%       0.70%
07/10/1992           18.25%       414.62%       2.19%       3.02%       0.73%
07/17/1992           18.19%       415.62%       2.20%       3.01%       0.73%
07/24/1992           18.06%       411.60%       2.21%       3.04%       0.73%
07/31/1992           18.44%       424.21%       2.17%       2.95%       0.74%
08/07/1992           17.59%       418.88%       2.27%       2.99%       0.76%
08/14/1992           17.09%       419.91%       2.34%       2.98%       0.79%
08/21/1992           16.19%       414.85%       2.47%       3.02%       0.82%
08/28/1992           16.56%       414.84%       2.42%       3.02%       0.80%
09/04/1992           16.63%       417.08%       2.41%       3.00%       0.80%
09/11/1992           17.06%       419.58%       2.34%       2.98%       0.79%
09/18/1992           17.13%       422.93%       2.34%       2.96%       0.79%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
09/25/1992           16.59%       414.35%       2.41%       3.02%       0.80%
10/02/1992           16.13%       410.47%       2.48%       3.05%       0.81%
10/09/1992           16.03%       402.66%       2.50%       3.11%       0.80%
10/16/1992           16.50%       411.73%       2.42%       3.04%       0.80%
10/23/1992           17.13%       414.10%       2.34%       3.02%       0.77%
10/30/1992           17.44%       418.68%       2.29%       2.99%       0.77%
11/06/1992           17.22%       417.58%       2.32%       3.00%       0.77%
11/13/1992           16.63%       422.43%       2.41%       2.96%       0.81%
11/20/1992           16.63%       426.65%       2.41%       2.93%       0.82%
11/27/1992           17.16%       430.16%       2.33%       2.91%       0.80%
12/04/1992           17.53%       432.06%       2.28%       2.90%       0.79%
12/11/1992           17.97%       433.73%       2.23%       2.89%       0.77%
12/18/1992           18.03%       441.28%       2.22%       2.84%       0.78%
12/25/1992           17.75%       439.77%       2.25%       2.85%       0.79%
01/01/1993           17.91%       435.71%       2.23%       2.89%       0.77%
01/08/1993           17.63%       429.05%       2.27%       2.93%       0.77%
01/15/1993           17.41%       437.15%       2.30%       2.88%       0.80%
01/22/1993           17.56%       436.11%       2.28%       2.88%       0.79%
01/29/1993           18.59%       438.78%       2.15%       2.87%       0.75%
02/05/1993           19.41%       448.93%       2.06%       2.80%       0.74%
02/12/1993           18.50%       444.58%       2.16%       2.83%       0.76%
02/19/1993           17.78%       434.22%       2.25%       2.90%       0.78%
02/26/1993           17.53%       443.38%       2.28%       2.84%       0.80%
03/05/1993           17.47%       446.11%       2.29%       2.82%       0.81%
03/12/1993           17.38%       449.83%       2.30%       2.80%       0.82%
03/19/1993           17.53%       450.18%       2.28%       2.79%       0.82%
03/26/1993           17.00%       447.78%       2.35%       2.81%       0.84%
04/02/1993           16.13%       441.39%       2.48%       2.88%       0.86%
04/09/1993           15.09%       441.84%       2.65%       2.88%       0.92%
04/16/1993           15.94%       448.94%       2.51%       2.83%       0.89%
04/23/1993           15.97%       437.03%       2.50%       2.91%       0.86%
04/30/1993           16.53%       440.19%       2.42%       2.89%       0.84%
05/0711993           15.91%       442.31%       2.51%       2.87%       0.87%
05/14/1993           16.44%       439.56%       2.43%       2.89%       0.84%
05/21/1993           16.91%       445.84%       2.37%       2.85%       0.83%
05/28/1993           16.88%       450.19%       2.37%       2.82%       0.84%
06/04/1993           17.44%       450.06%       2.29%       2.82%       0.81%
06/11/1993           16.59%       447.26%       2.41%       2.84%       0.85%
06/18/1993           16.88%       443.68%       2.37%       2.86%       0.83%
06/25/1993           17.09%       447.60%       2.34%       2.84%       0.82%
07/02/1993           17.88%       445.84%       2.24%       2.88%       0.78%
07/09/1993           17.88%       448.13%       2.24%       2.87%       0.78%
07/16/1993           17.53%       445.75%       2.28%       2.88%       0.79%
07/23/1993           17.63%       447.10%       2.27%       2.87%       0.79%
07/30/1993           17.81%       448.13%       2.25%       2.87%       0.78%
08/0611993           17.91%       448.68%       2.23%       2.86%       0.78%
08/13/1993           17.91%       450.14%       2.23%       2.85%       0.78%
08/20/1993           18.59%       456.16%       2.15%       2.81%       0.77%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
08/27/1993           18.94%       460.54%       2.11%       2.79%       0.76%
09/03/1993           18.59%       461.34%       2.15%       2.78%       0.77%
09/10/1993           17.91%       461.72%       2.23%       2.78%       0.80%
09/17/1993           17.88%       458.83%       2.24%       2.80%       0.80%
09/24/1993           17.00%       457.63%       2.35%       2.81%       0.84%
10/01/1993           17.19%       461.29%       2.33%       2.80%       0.83%
10/08/1993           16.94%       460.31%       2.36%       2.81%       0.84%
10/15/1993           16.69%       469.50%       2.40%       2.75%       0.87%
10/22/1993           17.25%       463.27%       2.32%       2.79%       0.83%
10/29/1993           17.00%       467.83%       2.35%       2.76%       0.85%
11/05/1993           17.00%       459.57%       2.35%       2.81%       0.84%
11/1211993           17.41%       465.39%       2.30%       2.78%       0.83%
11/19/1993           17.56%       462.60%       2.28%       2.80%       0.81%
11/26/1993           17.78%       463.06%       2.25%       2.79%       0.81%
12/03/1993           17.38%       464.89%       2.30%       2.78%       0.83%
12110/1993           18.09%       463.93%       2.21%       2.79%       0.79%
12/17/1993           17.47%       466.38%       2.29%       2.77%       0.83%
12/24/1993           17.06%       467.38%       2.34%       2.77%       0.84%
12/31/1993           17.34%       466.45%       2.31%       2.83%       0.82%
01/07/1994           18.06%       469.90%       2.21%       2.80%       0.79%
01/14/1994           18.25%       474.91%       2.19%       2.78%       0.79%
01/21/1994           18.47%       474.72%       2.17%       2.78%       0.78%
01/28/1994           19.19%       478.70%       2.08%       2.75%       0.76%
02/04/1994           19.03%       469.81%       2.10%       2.81%       0.75%
02/11/1994           19.53%       470.18%       2.05%       2.80%       0.73%
02/18/1994           19.50%       467.69%       2.05%       2.82%       0.73%
02/25/1994           19.06%       466.07%       2.10%       2.83%       0.74%
03/04/1994           18.78%       464.74%       2.13%       2.84%       0.75%
03/11/1994           18.50%       466.44%       2.16%       2.83%       0.76%
03/18/1994           19.28%       471.06%       2.07%       2.80%       0.74%
03/25/1994           19.06%       460.58%       2.10%       2.86%       0.73%
04/01/1994           17.91%       445.77%       2.31%       2.96%       0.78%
04/0811994           17.84%       447.10%       2.31%       2.95%       0.78%
04/15/1994           16.94%       446.18%       2.44%       2.95%       0.83%
04/22/1994           16.94%       447.63%       2.44%       2.94%       0.83%
04/29/1994           17.00%       450.91%       2.43%       2.92%       0.83%
05/0611994           17.09%       447.82%       2.42%       2.94%       0.82%
05/13/1994           17.16%       444.14%       2.41%       2.97%       0.81%
05/20/1994           17.84%       454.92%       2.31%       2.90%       0.80%
05/27/1994           17.56%       457.33%       2.35%       2.88%       0.82%
06/03/1994           17.66%       460.13%       2.34%       2.86%       0.82%
06/10/1994           18.25%       458.67%       2.26%       2.87%       0.79%
06/17/1994           18.66%       458.45%       2.21%       2.87%       0.77%
06/24/1994           18.13%       442.80%       2.28%       2.98%       0.77%
07/0111994           18.88%       446.20%       2.26%       3.00%       0.75%
07/08/1994           19.72%       449.55%       2.16%       2.97%       0.73%
07/15/1994           20.09%       454.16%       2.12%       2.94%       0.72%
07/22/1994           19.84%       453.11%       2.15%       2.95%       0.73%
07/29/1994           19.56%       458.26%       2.18%       2.92%       0.75%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
08/05/1994           19.66%       457.09%       2.17%       2.93%       0.74%
08/12/1994           19.50%       461.95%       2.18%       2.89%       0.75%
08/19/1994           19.22%       463.68%       2.22%       2.88%       0.77%
08/26/1994           20.28%       473.80%       2.10%       2.82%       0.74%
09/02/1994           20.66%       470.99%       2.06%       2.84%       0.73%
09/09/1994           20.72%       468.18%       2.06%       2.86%       0.72%
09/16/1994           21.63%       471.19%       1.97%       2.84%       0.69%
09/23/1994           21.16%       459.67%       2.01%       2.91%       0.69%
09/30/1994           21.19%       462.69%       2.07%       2.94%       0.70%
10/07/1994           21.09%       455.10%       2.08%       2.98%       0.70%
10/14/1994           21.75%       469.10%       2.02%       2.89%       0.70%
10/21/1994           22.19%       464.89%       1.98%       2.92%       0.68%
10/28/1994           21.28%       473.77%       2.06%       2.87%       0.72%
11/04/1994           20.94%       462.28%       2.10%       2.94%       0.71%
11/11/1994           20.25%       462.35%       2.17%       2.94%       0.74%
11/18/1994           20.94%       461.47%       2.10%       2.94%       0.71%
11/25/1994           20.09%       452.29%       2.18%       3.00%       0.73%
12/02/1994           20.50%       453.30%       2.14%       3.00%       0.71%
12/09/1994           19.72%       446.96%       2.23%       3.04%       0.73%
12/1611994           20.88%       458.80%       2.10%       2.96%       0.71%
12/23/1994           21.03%       459.83%       2.09%       2.95%       0.71%
12/30/1994           21.66%       459.27%       2.03%       2.96%       0.69%
01/06/1995           21.91%       460.68%       2.06%       2.99%       0.69%
01/13/1995           22.28%       465.97%       2.03%       2.96%       0.69%
01120/1995           21.53%       464.78%       2.10%       2.97%       0.71%
01/27/1995           20.25%       470.39%       2.23%       2.93%       0.76%
02/03/1995           20.97%       478.64%       2.16%       2.88%       0.75%
02/10/1995           20.06%       481.46%       2.25%       2.86%       0.79%
02/17/1995           20.19%       481.97%       2.24%       2.86%       0.78%
02/24/1995           20.25%       488.11%       2.23%       2.83%       0.79%
03/03/1995           19.63%       485.42%       2.30%       2.84%       0.81%
03/10/1995           19.13%       489.57%       2.36%       2.82%       0.84%
03/17/1995           18.81%       495.52%       2.40%       2.78%       0.86%
03/24/1995           20.44%       500.97%       2.21%       2.75%       0.80%
03/31/1995           20.75%       500.71%       2.18%       2.82%       0.77%
04/07/1995           20.94%       506.44%       2.16%       2.78%       0.78%
04/14/1995           22.38%       509.23%       2.02%       2.77%       0.73%
04/21/1995           22.38%       508.49%       2.02%       2.77%       0.73%
04/28/1995           22.44%       514.71%       2.01%       2.74%       0.73%
05/05/1995           20.81%       520.12%       2.17%       2.71%       0.80%
05/12/1995           23.31%       525.55%       1.94%       2.68%       0.72%
05/19/1995           23.50%       519.19%       1.92%       2.72%       0.71%
05/2611995           23.38%       523.65%       1.93%       2.69%       0.72%
06/02/1995           22.50%       532.51%       2.01%       2.65%       0.76%
06/09/1995           22.38%       527.94%       2.02%       2.67%       0.76%
06/16/1995           22.38%       539.83%       2.02%       2.61%       0.77%
06/23/1995           23.69%       549.71%       1.91%       2.56%       0.75%
06/30/1995           25.06%       544.75%       1.80%       2.62%       0.69%
07/07/1995           28.00%       556.37%       1.61%       2.56%       0.63%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
07/14/1995           28.63%       559.89%       1.58%       2.55%       0.62%
07/21/1995           27.50%       553.62%       1.64%       2.58%       0.64%
07/28/1995           28.44%       562.93%       1.59%       2.53%       0.63%
08/04/1995           28.31%       558.94%       1.60%       2.55%       0.63%
08/11/1995           28.38%       555.11%       1.59%       2.57%       0.62%
08/18/1995           29.06%       559.21%       1.56%       2.55%       0.61%
08/25/1995           29.38%       560.10%       1.54%       2.55%       0.60%
09/01/1995           28.44%       563.84%       1.59%       2.53%       0.63%
09/08/1995           29.13%       572.68%       1.55%       2.49%       0.62%
09/15/1995           28.25%       583.35%       1.60%       2.45%       0.65%
09/22/1995           26.56%       581.73%       1.70%       2.45%       0.69%
09/29/1995           26.44%       584.41%       1.71%       2.44%       0.70%
10/06/1995           26.56%       582.49%       1.70%       2.52%       0.67%
10/13/1995           25.81%       584.50%       1.75%       2.51%       0.70%
10/20/1995           25.56%       587.46%       1.77%       2.50%       0.71%
10/27/1995           24.63%       579.70%       1.84%       2.53%       0.73%
11/03/1995           26.00%       590.57%       1.74%       2.48%       0.70%
11/10/1995           27.06%       592.72%       1.67%       2.47%       0.68%
11/17/1995           26.25%       600.07%       1.72%       2.44%       0.70%
11/24/1995           29.00%       599.97%       1.56%       2.44%       0.64%
12/01/1995           28.69%       606.98%       1.58%       2.42%       0.65%
12108/1995           28.00%       617.48%       1.61%       2.37%       0.68%
12115/1995           27.31%       616.34%       1.65%       2.38%       0.69%
12/22/1995           26.69%       611.96%       1.69%       2.40%       0.70%
12/29/1995           26.44%       615.93%       1.71%       2.38%       0.72%
01/05/1996           27.69%       616.71%       1.63%       2.42%       0.67%
01/1211996           25.50%       601.81%       1.77%       2.48%       0.71%
01/19/1996           26.25%       611.83%       1.72%       2.44%       0.70%
01/2611996           26.44%       621.62%       1.71%       2.40%       0.71%
02/0211996           28.00%       635.84%       1.61%       2.34%       0.69%
02/09/1996           28.19%       656.37%       1.60%       2.27%       0.70%
02/16/1996           27.88%       647.98%       1.62%       2.30%       0.70%
02/23/1996           29.00%       659.08%       1.56%       2.26%       0.69%
03/01/1996           28.63%       644.37%       1.58%       2.31%       0.68%
03108/1996           29.06%       633.50%       1.56%       2.35%       0.66%
03/15/1996           30.50%       641.43%       1.48%       2.32%       0.64%
03/22/1996           31.19%       650.62%       1.45%       2.29%       0.63%
03/29/1996           31.31%       645.50%       1.44%       2.31%       0.62%
04/05/1996           31.00%       655.86%       1.46%       2.30%       0.63%
04/12/1996           32.63%       636.71%       1.39%       2.37%       0.59%
04/19/1996           31.75%       645.07%       1.42%       2.33%       0.61%
04/26/1996           31.31%       653.46%       1.44%       2.30%       0.63%
05/03/1996           31.38%       641.63%       1.44%       2.35%       0.61%
05/10/1996           32.94%       652.09%       1.37%       2.31%       0.59%
05/17/1996           32.56%       668.91%       1.39%       2.25%       0.62%
05/24/1996           31.38%       678.51%       1.44%       2.22%       0.65%
05/31/1996           30.81%       669.12%       1.47%       2.25%       0.65%
06/07/1996           29.81%       673.31%       1.52%       2.24%       0.68%
06/14/1996           29.31%       665.85%       1.54%       2.26%       0.68%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
06/21/1996           29.56%       666.84%       1.53%       2.26%       0.68%
06/28/1996           28.69%       670.63%       1.58%       2.25%       0.70%
07/05/1996           28.00%       657.44%       1.66%       2.31%       0.72%
07/12/1996           28.81%       646.19%       1.61%       2.35%       0.69%
07119/1996           28.19%       638.73%       1.65%       2.37%       0.70%
07/2611996           28.63%       635.90%       1.62%       2.38%       0.68%
08102/1996           30.38%       662.49%       1.53%       2.29%       0.67%
08/09/1996           30.38%       662.10%       1.53%       2.29%       0.67%
08/16/1996           30.81%       665.21%       1.51%       2.28%       0.66%
08/23/1996           31.88%       667.03%       1.46%       2.27%       0.64%
08/30/1996           31.06%       651.99%       1.49%       2.33%       0.64%
09/06/1996           31.06%       655.68%       1.49%       2.31%       0.65%
09/13/1996           31.00%       680.54%       1.50%       2.23%       0.67%
09/20/1996           30.25%       687.02%       1.53%       2.21%       0.69%
09/27/1996           29.44%       686.19%       1.58%       2.21%       0.71%
10/04/1996           30.00%       701.46%       1.59%       2.19%       0.73%
10/11/1996           29.19%       700.66%       1.63%       2.19%       0.74%
10/18/1996           29.81%       710.82%       1.60%       2.16%       0.74%
10/25/1996           29.88%       700.92%       1.59%       2.19%       0.73%
11/01/1996           29.69%       703.77%       1.60%       2.18%       0.73%
11/08/1996           30.00%       730.82%       1.59%       2.10%       0.76%
11/15/1996           30.75%       737.62%       1.55%       2.08%       0.75%
11/22/1996           31.19%       748.73%       1.53%       2.05%       0.75%
11/29/1996           31.81%       757.02%       1.50%       2.03%       0.74%
12/06/1996           31.44%       739.60%       1.51%       2.07%       0.73%
12/13/1996           31.50%       728.64%       1.51%       2.10%       0.72%
12/20/1996           31.69%       748.87%       1.50%       2.05%       0.73%
12/27/1996           31.13%       756.79%       1.53%       2.03%       0.75%
01/03/1997           34.00%       748.03%       1.44%       2.07%       0.70%
01/10/1997           35.63%       759.50%       1.37%       2.04%       0.67%
01/17/1997           36.50%       776.17%       1.34%       2.00%       0.67%
01/24/1997           33.88%       770.52%       1.44%       2.01%       0.72%
01/31/1997           34.50%       786.16%       1.41%       1.97%       0.72%
02/07/1997           33.81%       789.56%       1.44%       1.96%       0.73%
02/14/1997           34.63%       808.48%       1.41%       1.92%       0.73%
02/21/1997           35.56%       801.77%       1.37%       1.93%       0.71%
02/28/1997           35.63%       790.82%       1.37%       1.96%       0.70%
03107/1997           36.19%       804.97%       1.35%       1.92%       0.70%
03/14/1997           37.31%       793.17%       1.31%       1.95%       0.67%
03/21/1997           36.06%       784.10%       1.35%       1.98%       0.68%
03/28/1997           34.31%       773.88%       1.42%       2.00%       0.71%
04104/1997           33.81%       757.90%       1.48%       2.06%       0.72%
04/11/1997           32.94%       737.65%       1.52%       2.12%       0.72%
04/18/1997           34.19%       766.34%       1.46%       2.04%       0.72%
04/25/1997           34.75%       765.37%       1.44%       2.04%       0.71%
05/02/1997           35.13%       812.97%       1.42%       1.92%       0.74%
05/09/1997           35.69%       824.78%       1.40%       1.90%       0.74%
05/16/1997           36.63%       829.75%       1.37%       1.88%       0.73%
05/23/1997           36.88%       847.03%       1.36%       1.85%       0.74%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
05/30/1997           36.81%       848.28%       1.36%       1.84%       0.74%
06/06/1997           37.38%       858.01%       1.34%       1.82%       0.74%
06/13/1997           38.81%       893.27%       1.29%       1.75%       0.74%
06/20/1997           38.00%       898.70%       1.32%       1.74%       0.76%
06/27/1997           38.00%       887.30%       1.32%       1.76%       0.75%
07/04/1997           38.50%       916.92%       1.30%       1.74%       0.75%
07/11/1997           38.56%       916.68%       1.30%       1.74%       0.75%
07118/1997           40.53%       915.30%       1.23%       1.74%       0.71%
07/25/1997           42.16%       938.79%       1.19%       1.70%       0.70%
08/01/1997           43.75%       947.14%       1.14%       1.68%       0.68%
08/08/1997           43.34%       933.54%       1.15%       1.71%       0.67%
08/15/1997           40.81%       900.81%       1.23%       1.77%       0.69%
08/22/1997           42.41%       923.55%       1.18%       1.73%       0.68%
08/29/1997           41.13%       899.47%       1.22%       1.77%       0.69%
09105/1997           41.75%       929.05%       1.20%       1.72%       0.70%
09/12/1997           39.31%       923.91%       1.27%       1.73%       0.73%
09/19/1997           41.53%       950.51%       1.20%       1.68%       0.71%
09/26/1997           40.16%       945.22%       1.25%       1.69%       0.74%
10/03/1997           40.69%       965.03%       1.23%       1.67%       0.74%
10/10/1997           39.84%       966.98%       1.25%       1.67%       0.75%
10/17/1997           39.66%       944.16%       1.26%       1.71%       0.74%
10/24/1997           38.22%       941.64%       1.31%       1.72%       0.76%
10/31/1997           36.50%       914.62%       1.37%       1.77%       0.77%
11/07/1997           35.06%       927.51%       1.43%       1.74%       0.82%
11/14/1997           35.00%       928.35%       1.43%       1.74%       0.82%
11/21/1997           34.88%       963.09%       1.43%       1.68%       0.85%
11/28/1997           33.63%       955.40%       1.49%       1.69%       0.88%
12/05/1997           34.91%       983.79%       1.43%       1.64%       0.87%
12/12/1997           33.88%       953.39%       1.48%       1.69%       0.88%
12/19/1997           34.88%       946.78%       1.43%       1.71%       0.84%
12/26/1997           34.25%       936.46%       1.46%       1.72%       0.85%
01/02/1998           35.63%       975.04%       1.40%       1.66%       0.84%
01/09/1998           33.13%       927.69%       1.51%       1.75%       0.86%
01/16/1998           33.25%       961.51%       1.50%       1.68%       0.89%
01/23/1998           34.56%       957.59%       1.45%       1.69%       0.86%
01/3011998           38.19%       980.28%       1.31%       1.65%       0.79%
02/06/1998           37.97%      1012.46%       1.32%       1.60%       0.83%
02/13/1998           38.44%      1020.09%       1.30%       1.59%       0.82%
02/20/1998           36.13%      1034.21%       1.38%       1.57%       0.88%
02/27/1998           36.69%      1049.34%       1.36%       1.54%       0.88%
03/06/1998           35.81%      1055.69%       1.40%       1.53%       0.92%
03/13/1998           34.97%      1068.61%       1.43%       1.52%       0.94%
03/20/1998           36.59%      1099.16%       1.37%       1.47%       0.93%
03/27/1998           35.38%      1095.44%       1.41%       1.48%       0.95%
04/03/1998           34.50%      1122.70%       1.63%       1.47%       1.11%
04/10/1998           35.03%      1110.67%       1.61%       1.48%       1.09%
04/17/1998           38.31%      1122.72%       1.47%       1.47%       1.00%
04/24/1998           39.03%      1107.90%       1.44%       1.48%       0.97%
05/01/1998           38.91%      1121.00%       1.45%       1.47%       0.99%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
05/08/1998           37.75%      1108.14%       1.49%       1.48%       1.01%
05/15/1998           37.00%      1108.73%       1.52%       1.48%       1.03%
05/22/1998           35.66%      1110.47%       1.58%       1.48%       1.07%
05/29/1998           34.69%      1090.82%       1.62%       1.51%       1.07%
06/05/1998           34.34%      1113.86%       1.64%       1.48%       1.11%
06/12/1998           32.50%      1098.84%       1.73%       1.50%       1.15%
06119/1998           32.22%      1100.65%       1.75%       1.49%       1.17%
06/26/1998           32.88%      1133.20%       1.71%       1.45%       1.18%
07/03/1998           33.13%      1146.42%       1.93%       1.43%       1.35%
07/10/1998           32.19%      1164.33%       1.99%       1.41%       1.41%
07/17/1998           36.28%      1186.75%       1.76%       1.39%       1.27%
07/24/1998           35.31%      1140.80%       1.81%       1.44%       1.26%
07/31/1998           34.66%      1120.67%       1.84%       1.47%       1.25%
08/07/1998           33.38%      1089.45%       1.91%       1.51%       1.26%
08/14/1998           31.59%      1062.75%       2.02%       1.55%       1.30%
08/21/1998           33.22%      1081.24%       1.92%       1.52%       1.26%
08/28/1998           30.31%      1027.14%       2.11%       1.60%       1.32%
09/04/1998           31.88%       973.89%       2.00%       1.69%       1.18%
09/11/1998           34.03%      1009.06%       1.88%       1.63%       1.15%
09/18/1998           33.91%      1020.09%       1.88%       1.61%       1.17%
09/25/1998           35.88%      1044.75%       1.78%       1.57%       1.13%
10/02/1998           34.56%      1002.60%       2.07%       1.66%       1.25%
10/09/1998           38.97%       984.39%       1.83%       1.69%       1.08%
10/16/1998           39.63%      1056.42%       1.80%       1.58%       1.14%
10/23/1998           38.03%      1070.67%       1.88%       1.55%       1.21%
10/30/1998           39.63%      1098.67%       1.80%       1.51%       1.19%
11/06/1998           39.69%      1141.01%       1.80%       1.46%       1.23%
11/13/1998           39.44%      1125.72%       1.81%       1.48%       1.22%
11/20/1998           39.91%      1163.55%       1.79%       1.43%       1.25%
11/27/1998           39.09%      1192.33%       1.83%       1.40%       1.31%
12/04/1998           36.03%      1176.74%       1.98%       1.41%       1.40%
12/11/1998           36.47%      1166.46%       1.96%       1.43%       1.37%
12118/1998           34.69%      1188.03%       2.06%       1.40%       1.47%
12/25/1998           36.16%      1226.27%       1.98%       1.36%       1.46%
01/01/1999           37.28%      1229.23%       2.09%       1.37%       1.53%
01/08/1999           42.56%      1275.09%       1.83%       1.32%       1.39%
01/15/1999           43.03%      1243.26%       1.81%       1.35%       1.34%
01/22/1999           40.63%      1225.19%       1.92%       1.37%       1.40%
01/29/1999           41.78%      1279.64%       1.86%       1.31%       1.42%
02/05/1999           44.75%      1239.40%       1.74%       1.36%       1.28%
02/1211999           42.34%      1230.13%       1.84%       1.37%       1.34%
02/19/1999           41.50%      1239.22%       1.87%       1.36%       1.38%
02/26/1999           40.50%      1238.33%       1.92%       1.36%       1.41%
03/05/1999           40.19%      1275.47%       1.94%       1.32%       1.47%
03/12/1999           37.38%      1294.59%       2.08%       1.30%       1.60%
03/19/1999           42.38%      1299.29%       1.84%       1.29%       1.43%
03/26/1999           40.50%      1282.80%       1.92%       1.31%       1.47%
04/02/1999           40.88%      1293.72%       1.94%       1.31%       1.48%
04/09/1999           43.81%      1348.35%       1.81%       1.26%       1.44%

Alcoa Inc. Stock Price and Yield Relative to the S&P 500

                     ----------------------------------------------------------
                            Price                     Yield
                     -----------------------------------------------------------
                     Alcoa          S&P         Alcoa        S&P      Relative
                      Inc.          500          Inc.        500        Yield
                     ----------------------------------------------------------
04/16/1999           52.69%      1319.00%       1.50%       1.29%     1.16%  $80
04/23/1999    1.6x   54.00%      1356.85%       1.47%       1.25%     1.18%
04/30/1999           62.25%      1335.18%       1.27%       1.27%     1.00%
05/07/1999           63.88%      1345.00%       1.24%       1.26%     0.98%
05/14/1999    1.4x   62.50%      1337.80%       1.27%       1.27%     1.00%
05/21/1999           59.94%      1330.29%       1.32%       1.27%     1.04%  $70
05/28/1999           55.00%      1301.84%       1.44%       1.30%     1.11%
06/04/1999    1.3x   61.94%      1327.75%       1.28%       1.28%     1.00%
06/11/1999           63.00%      1293.64%       1.26%       1.31%     0.96%
06/18/1999           67.56%      1342.84%       1.17%       1.26%     0.93%
06/25/1999    1.0x   62.63%      1315.31%       1.26%       1.29%     0.98%  $60
07/02/1999           62.75%      1391.22%       1.26%       1.22%     1.03%
07/09/1999           62.63%      1403.28%       1.26%       1.21%     1.04%
07/16/1999    0.8x   61.06%      1418.78%       1.30%       1.19%     1.09%
07/23/1999           59.50%      1356.94%       1.33%       1.25%     1.06%
07/30/1999           59.88%      1328.72%       1.32%       1.27%     1.04%  $50
08/06/1999    0.6x   62.63%      1300.29%       1.26%       1.30%     0.97%
08/13/1999           66.50%      1327.68%       1.19%       1.28%     0.93%
08/20/1999           67.69%      1336.61%       1.17%       1.27%     0.92%
08/27/1999    0.4x   63.81%      1348.27%       1.24%       1.26%     0.98%  $40
09/03/1999           64.31%      1357.24%       1.23%       1.25%     0.98%
09/10/1999           65.81%      1351.66%       1.20%       1.25%     0.96%
09/17/1999    0.2x   65.50%      1335.42%       1.21%       1.27%     0.95%
09/24/1999           59.88%      1277.36%       1.32%       1.33%     0.99%
10/01/1999           60.25%      1282.81%       1.31%       1.30%     1.01%  $30
10/08/1999           61.63%      1336.02%       1.28%       1.25%     1.02%
10/15/1999           61.50%      1247.41%       1.29%       1.33%     0.97%
10/22/1999           62.81%      1301.65%       1.26%       1.28%     0.98%
10/29/1999           60.75%      1362.93%       1.30%       1.22%     1.07%  $20
11/05/1999           61.19%      1370.23%       1.29%       1.21%     1.07%
11/12/1999           62.31%      1396.06%       1.27%       1.19%     1.07%
11119/1999           63.81%      1422.00%       1.24%       1.17%     1.06%
11/26/1999           65.25%      1416.62%       1.21%       1.17%     1.03%
12103/1999           71.19%      1433.30%       1.11%       1.16%     0.96%  $10
12/10/1999
12/17/1999
12/24/1999



Nov '94       Nov '95      Nov '96      Nov '97     Nov '98      Nov '99

*Alcoa's 1.23% dividend yield as of November 30 excludes the annual payment of an extra dividend tied to company earnings. We include this extra dividend in our analysis of Alcoa's relative dividend yield so that it actually exceeds 1.23%.

Statements of Net Assets

Delaware Group Equity Funds II -- DELAWARE DECATUR EQUITY INCOME FUND
                                  ===================================

                                                        Number       Market
November 30, 1999                                     of Shares       Value
--------------------------------------------------------------------------------
Common Stock - 84.32%
Aerospace & Defense - 1.54%
General Dynamics ................................      574,900    $29,643,281
                                                                -------------
                                                                   29,643,281
                                                                -------------
Automobiles & Automotive Parts - 2.85%
Dana ............................................      383,600     10,644,900
General Motors ..................................      415,700     29,930,400
TRW .............................................      270,900     14,137,594
                                                                -------------
                                                                   54,712,894
                                                                -------------
Banking, Finance & Insurance - 18.45%
American General ................................      569,900     41,780,794
Aon .............................................      796,275     28,417,064
BankAmerica .....................................      576,582     33,730,047
Bank of New York ................................      459,000     18,302,625
Bank One ........................................      611,160     21,543,390
Block (H&R) .....................................      413,600     17,784,800
Chase Manhattan .................................      309,300     23,893,425
Federal National Mortgage .......................      304,200     20,267,325
First Union .....................................      603,800     23,359,513
Fleet Boston Financial ..........................      204,700      7,740,219
Marsh & McLennan ................................      303,300     23,846,963
Mellon Bank .....................................      942,200     34,331,412
Merrill Lynch & Company .........................      109,300      8,812,312
Morgan (J.P.) ...................................       62,200      8,179,300
Summit Bancorp ..................................      408,200     13,317,525
U.S. Bancorp ....................................      838,200     28,655,962
                                                                -------------
                                                                  353,962,676
                                                                -------------
Cable, Media & Publishing - 3.29%
Knight-Ridder ...................................      298,000     16,259,625
McGraw-Hill .....................................      827,400     46,903,238
                                                                -------------
                                                                   63,162,863
                                                                -------------
Chemicals - 3.49%
Dow Chemical ....................................      283,800     33,240,075
DuPont (E.I.) deNemours .........................      144,019      8,560,129
Imperial Chemical ADR ...........................      615,100     25,142,213
                                                                -------------
                                                                   66,942,417
                                                                -------------
Computers & Technology - 1.45%
Pitney Bowes ....................................      581,600     27,880,450
                                                                -------------
                                                                   27,880,450
                                                                -------------
Consumer Products - 4.60%
Clorox ..........................................      509,300     22,695,681
Kimberly-Clark ..................................      664,900     42,470,487
Minnesota Mining & Manufacturing ................      241,500     23,078,344
                                                                -------------
                                                                   88,244,512
                                                                -------------
                                                        Number       Market
                                                      of Shares       Value
--------------------------------------------------------------------------------
Common Stock (continued)
Electronics & Electrical Equipment - 4.02%
Eaton ...........................................      145,400    $11,259,413
Emerson Electric ................................      232,000     13,224,000
Raytheon-Class B ................................      445,700     13,677,419
Rockwell International ..........................      414,600     20,574,525
Thomas & Betts ..................................      448,700     18,396,700
                                                                -------------
                                                                   77,132,057
                                                                -------------
Energy - 12.86%
Baker Hughes ....................................      935,900     23,631,475
Bp Amoco ADR ....................................      377,468     23,001,956
Chevron .........................................      389,700     34,512,806
Conoco Class B ..................................      592,013     15,503,340
El Paso Energy ..................................      971,300     37,395,050
Mobil ...........................................      369,400     38,533,037
Royal Dutch Petroleum ...........................      587,700     34,086,600
Unocal ..........................................      866,600     28,760,287
Williams ........................................      333,600     11,259,000
                                                                -------------
                                                                  246,683,551
                                                                -------------
Food, Beverage & Tobacco - 5.20%
Bestfoods .......................................      356,500     19,540,656
Heinz (H.J.) ....................................      432,450     18,108,844
PepsiCo .........................................      704,300     24,342,369
Philip Morris ...................................      806,800     21,228,925
RJR Nabisco Holdings ............................    1,425,200     16,478,875
                                                                -------------
                                                                   99,699,669
                                                                -------------
Healthcare & Pharmaceuticals - 5.99%
American Home Products ..........................      608,000     31,616,000
AstraZeneca ADR .................................      394,800     17,568,600
Baxter International ............................      461,200     31,159,825
Glaxo Wellcome ADR ..............................      234,400     13,932,150
Pharmacia & Upjohn ..............................      377,200     20,628,125
                                                                -------------
                                                                  114,904,700
                                                                -------------
Industrial Machinery - 2.25%
Caterpillar .....................................      220,000     10,202,500
Deere & Co. .....................................      769,300     33,031,819
                                                                -------------
                                                                   43,234,319
                                                                -------------
Metals & Mining - 3.54%
Alcan Aluminum ..................................      921,500     31,331,000
Alcoa ...........................................      557,500     36,516,250
                                                                -------------
                                                                   67,847,250
                                                                -------------
Paper & Forest Products - 4.09%
International Paper .............................      871,718     45,492,783
Weyerhaeuser ....................................      537,100     32,897,375
                                                                -------------
                                                                   78,390,158
                                                                -------------
Retail - 1.11%
May Department Stores ...........................      633,800     21,311,525
                                                                -------------
                                                                   21,311,525
                                                                -------------
12

                                                        Number        Market
Delaware Decatur Equity Income Fund                    of Shares      Value
--------------------------------------------------------------------------------
Common Stock (continued)
Telecommunications - 7.71%
AT&T ............................................      521,800    $29,155,575
Alltel ..........................................      457,800     39,599,700
Cable & Wireless ADR ............................      571,200     22,705,200
GTE .............................................      392,700     28,667,100
SBC Communications ..............................      535,564     27,815,855
                                                                -------------
                                                                  147,943,430
                                                                -------------
Transportation & Shipping - 0.74%
British Airways ADR .............................      239,300     14,163,569
                                                                -------------
                                                                   14,163,569
                                                                -------------
Utilities - 1.14%
Duke Energy .....................................      433,300     21,962,894
                                                                -------------
                                                                   21,962,894
                                                                -------------
Total Common Stock (cost $1,531,226,395)                        1,617,822,215
                                                                -------------

Preferred Stock - 0.32%
Granite Broadcasting 12.75% 04/01/09 ............        6,260      6,134,584
TCR Holdings Class B ............................        3,511             35
TCR Holdings Class C ............................        1,931             19
TCR Holdings Class D ............................        5,092             51
TCR Holdings Class E ............................       10,534            105
                                                                -------------
Total Preferred Stock (cost $5,590,555)                             6,134,794
                                                                -------------

Warrants - 0.00%
American Banknote Warrant .......................          500          5,000
                                                                -------------
Total Warrants (cost $5,038)                                            5,000
                                                                -------------

                                                   Principal
                                                     Amount
                                                   ---------
Corporate Bonds - 14.53%
Automobiles & Automotive Parts - 0.64%
American Axle & Manufacturing
   9.75% 03/01/09 ...............................   $5,500,000      5,555,000
Genetek 144A 11.00% 08/01/09 ....................    3,600,000      3,672,000
HDA Parts System sr sub nts
   12.00% 08/01/05 ..............................    3,000,000      2,992,500
                                                                -------------
                                                                   12,219,500
                                                                -------------
Banking, Finance & Insurance - 0.38%
RBF Finance 11.38% 03/15/09 .....................    2,000,000      2,147,500
Renters Choice 11.00% 08/15/08 ..................    5,000,000      5,075,000
                                                                -------------
                                                                    7,222,500
                                                                -------------
Building & Materials - 0.50%
Advanced Fiberglass 9.88% 01/15/09 ..............    5,000,000      4,625,000
Maxim Group sr nts 9.25% 10/15/07 ...............    2,500,000      2,118,750
Wesco Distribution 9.13% 06/01/08 ...............    3,000,000      2,820,000
                                                                -------------
                                                                    9,563,750
                                                                -------------

                                                      Principal      Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Cable, Media & Publishing - 1.24%
Adelphia Communications
   9.38% 11/15/09 ...............................   $7,000,000     $6,991,250
American Lawyer Media 9.75% 12/15/07 ............      575,000        544,813
American Media Operations 10.25% 05/01/09 .......      700,000        700,000
Charter Communications 8.63% 04/01/09 ...........    5,000,000      4,743,750
Echostar Debs 9.25% 02/01/06 ....................    5,000,000      5,025,000
Hollinger International Publishing
   sr sub nts 9.25% 03/15/07 ....................    2,000,000      1,965,000
Mail-Well 8.75% 12/15/08 ........................      700,000        675,500
Telewest Communications sr debs
   9.63% 10/01/06 ...............................    3,000,000      3,045,000
                                                                -------------
                                                                   23,690,313
                                                                -------------
Chemicals - 0.48%
BPC Holding sr nts 12.50% 06/15/06 ..............    2,000,000      1,845,000
General Chemical 10.63% 05/01/09 ................      700,000        686,000
Huntsman sr sub nts 9.50% 07/01/07 ..............    2,000,000      1,890,000
Octel Developments unsec sr nts
   10.00% 05/01/06 ..............................    2,000,000      2,057,500
Sterling Chemicals sr sub nts
   11.25% 04/01/07 ..............................    2,000,000      1,300,000
Sterling Chemicals sr sub nts
   11.75% 08/15/06 ..............................    1,950,000      1,394,250
                                                                -------------
                                                                    9,172,750
                                                                -------------
Consumer Products - 0.25%
Fedders North America sr sub nts
   9.38% 08/15/07 ...............................    1,000,000        967,500
Outboard Marine 10.75% 06/01/08 .................    3,000,000      2,250,000
Spinnaker Industries sr nts
   10.75% 10/15/06 ..............................    2,000,000      1,567,500
                                                                -------------
                                                                    4,785,000
                                                                -------------
Electronics & Electrical Equipment - 0.14%
Geologistics sr unsec nts 9.75% 10/15/07 ........    4,000,000      2,600,000
                                                                -------------
                                                                    2,600,000
                                                                -------------
Energy - 0.02%
First Wave Marine sr nts 11.00% 02/01/08 ........      500,000        352,500
                                                                -------------
                                                                      352,500
                                                                -------------
Food, Beverage & Tobacco - 1.00%
Advantica Restaurant 11.25% 01/15/08 ............    1,495,000      1,166,100
Ameriserv Food Distributors sr nts
   8.88% 10/15/06 ...............................    5,500,000      2,915,000
Avado Brands 11.75% 06/15/09 ....................    4,000,000      2,700,000
Burhman US 144A 12.25% 11/01/09 .................    5,000,000      5,125,000
Cott sr nts 8.50% 05/01/07 ......................    3,000,000      2,715,000
Delta Beverage Group sr nts
   9.75% 12/15/03 ...............................    4,500,000      4,500,000
                                                                -------------
                                                                   19,121,100
                                                                -------------

                                                       Principal     Market
Delaware Decatur Equity Income Fund                     Amount       Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Healthcare & Pharmaceuticals - 0.08%
Paracelsus Healthcare sr sub nts
   10.00% 08/15/06 ..............................   $1,455,000       $887,550
Pueblo Xtra International 9.50% 08/01/03 ........      950,000        665,000
                                                                -------------
                                                                    1,552,550
                                                                -------------
Industrial Machinery - 0.55%
DeCrane Aircraft 12.00% 09/30/08 ................    6,000,000      5,955,000
United Rentals 9.00% 04/01/09 ...................    5,000,000      4,625,000
                                                                -------------
                                                                   10,580,000
                                                                -------------
Leisure, Lodging & Entertainment - 2.02%
AFC Enterprises sr sub nts
   10.25% 05/15/07 ..............................    1,450,000      1,453,625
Aztar 8.88% 05/15/07 ............................    5,400,000      5,238,000
Bally Total Fitness 9.88% 10/15/07 ..............    5,000,000      4,862,500
Cinemark USA Series C sr sub nts
   9.63% 08/01/08 ...............................    5,000,000      4,725,000
Cinemark USA sr sub nts 9.63% 08/01/08 ..........    2,000,000      1,720,000
Hollywood Casino 11.25% 05/01/07 ................    7,000,000      7,245,000
Hollywood Park 9.25% 02/15/07 ...................    5,000,000      4,950,000
Park Place Entertainment sr sub nts
   7.88% 12/15/05 ...............................    5,000,000      4,775,000
Town Sports International unsec sr nts
   9.75% 10/15/04 ...............................    3,000,000      2,880,000
United Artists Theatre 9.75% 04/15/08 ...........    5,000,000      1,000,000
                                                                -------------
                                                                   38,849,125
                                                                -------------
Metals & Mining - 0.70%
Armco sr nts 8.88% 12/01/08 .....................    1,300,000      1,313,000
Great Lakes Carbon 10.25% 05/15/08 ..............    1,600,000      1,484,000
P and L Coal Holdings 9.63% 05/15/08 ............    4,000,000      3,950,000
Republic Technology Unit
   13.75% 07/15/09 ..............................    5,000,000      3,800,000
Schuff Steel unsec sr nts
   10.50% 06/01/08 ..............................    1,750,000      1,518,125
Weirton Steel sr nts 11.38% 07/01/04 ............    1,500,000      1,372,500
                                                                -------------
                                                                   13,437,625
                                                                -------------
Packaging & Containers - 0.67%
Container Corporation of America
   11.25% 05/01/04 ..............................    5,000,000      5,225,000
Huntsman Packaging sr sub nts
   9.13% 10/01/07 ...............................    3,325,000      3,150,438
Riverwood International unsec sr sub nts
   10.88% 04/01/08 ..............................      650,000        650,000
Stone Container sr nts 10.75% 10/01/02 ..........    3,785,000      3,903,281
                                                                -------------
                                                                   12,928,719
                                                                -------------
Paper & Forest Products - 0.16%
Doman Industries Limited sr nts
   8.75% 03/15/04 ...............................    3,120,000      2,652,000
US Timberlands 9.63% 11/15/07 ...................      400,000        372,000
                                                                -------------
                                                                    3,024,000
                                                                -------------
                                                      Principal      Market
                                                       Amount        Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Real Estate - 0.27%
HMH Properties 7.88% 08/01/08 ...................   $5,700,000     $5,158,500
                                                                -------------
                                                                    5,158,500
                                                                -------------
Retail - 0.56%
Cole National Group sr sub nts
   9.88% 12/31/06 ...............................      250,000        195,000
Fleming sr nts 10.63% 12/15/01 ..................    5,000,000      5,062,500
Frank's Nursery & Crafts 10.25% 03/01/08 ........      500,000        415,000
Shoppers Food Warehouse sr nts
   9.75% 06/15/04 ...............................    2,000,000      2,125,000
Wilsons The Leather Expert sr nts
   11.25% 08/15/04 ..............................    2,950,000      2,950,000
                                                                -------------
                                                                   10,747,500
                                                                -------------
Telecommunications - 1.60%
Global Crossing 9.50% 11/15/09 ..................    5,000,000      4,937,500
Intermedia Communication
   8.60% 06/01/08 ...............................    5,000,000      4,550,000
Level 3 Communications sr nts
   9.13% 05/01/08 ...............................    3,900,000      3,695,250
Mcleodusa 8.13% 02/15/09 ........................    5,625,000      5,273,438
Nextel Communications 9.38% 11/15/09 ............    5,000,000      4,968,750
RCN sr nts 10.00% 10/15/07 ......................    5,000,000      5,000,000
RSL Communications 10.50% 11/15/08 ..............    2,500,000      2,387,500
                                                                -------------
                                                                   30,812,438
                                                                -------------
Textiles, Apparel & Furniture - 0.24%
GFSI sr sub nts 9.63% 03/01/07 ..................    1,100,000        836,000
Norton McNaughton unsec sr nts
   12.50% 06/01/05 ..............................    1,000,000        850,000
Ntex 11.50% 06/01/06 ............................    2,000,000      1,100,000
Synthetic Industries sr sub nts
   9.25% 02/15/07 ...............................    1,750,000      1,890,000
                                                                -------------
                                                                    4,676,000
                                                                -------------
Transportation & Shipping - 0.55%
Amer Comm Lines 10.25% 06/30/08 .................    1,375,000      1,299,375
Atlantic Express sr sec nts
   10.75% 02/01/04 ..............................      900,000        873,000
MTL 10.00% 06/15/06 .............................    2,500,000      2,362,500
Stena Line AB sr nts 10.63% 06/01/08 ............    1,050,000        588,000
Worldwide Flight 12.25% 08/15/07 ................    5,600,000      5,488,000
                                                                -------------
                                                                   10,610,875
                                                                -------------
Utilities - 0.27%
AES sr sub nts 10.25% 07/15/06 ..................    3,000,000      3,045,000
Midland Funding II sr sub debs
   11.75% 07/23/05 ..............................    2,000,000      2,185,000
                                                                -------------
                                                                    5,230,000
                                                                -------------
14

                                                     Principal       Market
Delaware Decatur Equity Income Fund                   Amount         Value
--------------------------------------------------------------------------------
Corporate Bonds (continued)
Miscellaneous - 2.21%
Allied Waste NA 7.38% 01/01/04 ..................     $700,000       $640,500
Allied Waste NA 144A 10.00% 08/01/09 ............    5,000,000      4,562,500
Budget Group Inc 9.13% 04/01/06 .................    1,400,000      1,260,000
Caithness Coso Fund 9.05% 12/15/09 ..............    3,000,000      2,955,000
Knoll sr sub nts 10.88% 03/15/06 ................    1,298,000      1,440,780
Loomis Fargo sr sub nts 10.00% 01/15/04 .........    7,695,000      7,637,288
Neff 10.25% 06/01/08 ............................    5,100,000      4,972,500
Pierce Leahy Command sr unsec nts
   8.13% 05/15/08 ...............................    2,000,000      1,837,500
Repap New Brunswick 9.00% 06/01/04 ..............    5,000,000      4,912,500
Rayovac sr sub nts 10.25% 11/01/06 ..............    3,252,000      3,455,250
Spanish Broadcasting 9.63% 11/01/09 .............    5,000,000      5,018,750
World Color Press 7.75% 02/15/09 ................    4,000,000      3,810,000
                                                               --------------
                                                                   42,502,568
                                                               --------------
Total Corporate Bonds (cost $299,535,895)                         278,837,313
                                                               ==============

Repurchase Agreements - 0.41%
With Chase Manhattan 5.64% 12/01/99
   (dated 11/30/99, collateralized by
   $1,900,000 U.S. Treasury Notes 7.875%
   due 11/15/04, market value $2,039,587 and
   $1,136,000 U.S. Treasury Notes 5.50% due
   02/28/03, market value $1,132,414) ...........    3,092,000      3,092,000
With JP Morgan Securities 5.63% 12/01/99
   (dated 11/30/99, collateralized by
   $1,304,000 U.S. Treasury Notes 5.50%
   due 03/31/03, market value $1,292,583
   and $1,140,000 U.S. Treasury Notes 6.25%
   due 02/15/03, market value $1,165,056) .......    2,406,500      2,406,500
With Paine Webber 5.63% 12/01/99 (dated
   11/30/99, collateralized by $2,451,000
   U.S. Treasury Notes 5.50% due 01/31/03,
   market value $2,455,501) .....................    2,406,500      2,406,500
                                                               --------------
Total Repurchase Agreements
   (cost $7,905,000) ............................                   7,905,000
                                                               ==============

Total Market Value of Securities - 99.58%
   (cost $1,844,262,883) ..................................... $1,910,704,322
Receivables and Other Assets Net of
   Liabilities - 0.42% .......................................      7,962,929
                                                               --------------
Net Assets Applicable to 111,601,206 Shares
   ($1 Par Value) Outstanding - 100.00% ...................... $1,918,667,251
                                                               ==============

-----------------------------------------------------------------------------
Net Asset Value - Delaware Decatur
   Equity Income Fund A Class
   ($1,658,695,830 / 96,446,686 shares) ......................         $17.20
                                                                       ======
Net Asset Value - Delaware Decatur
   Equity Income Fund B Class
   ($151,332,174 / 8,838,753 shares) .........................         $17.12
                                                                       ======
Net Asset Value - Delaware Decatur
   Equity Income Fund C Class
   ($19,511,110 / 1,133,153 shares) ..........................         $17.22
                                                                       ======
Net Asset Value - Delaware Decatur
   Equity Income Fund Institutional Class
   ($89,128,137 / 5,182,614 shares) ..........................         $17.20
                                                                       ======
-------------------------
Summary of Abbreviations:
ADR - American Depository Receipt
debs - debentures
nts - notes
sec - secured
sr - senior
sub - subordinated
unsec - unsecured

Components of Net Assets at November 30, 1999:
Common stock, $1 par value, 250,000,000 shares
   authorized to the Fund with 100,000,000 shares
   allocated to Delaware Decatur Equity Income
   Fund A Class, 50,000,000 shares allocated to
   Delaware Decatur Equity Income Fund B Class,
   50,000,000 shares allocated to Delaware
   Decatur Equity Income Fund C Class, and
   50,000,000 shares allocated to Delaware
   Decatur Equity Income Fund Institutional
   Class ..................................................... $1,803,237,574
Undistributed net investment income ..........................      2,179,752
Accumulated net realized gain on investments .................     46,808,486
Net unrealized appreciation of investments ...................     66,441,439
                                                               --------------
Total net assets ............................................. $1,918,667,251
                                                               ==============


Net Asset Value and Offering Price Per Share -
   Delaware Decatur Equity Income Fund
Net asset value A Class (A) ..................................         $17.20
Sales charge (5.75% of offering price or 6.10% of
   the amount invested per share) (B) ........................           1.05
                                                                       ------
Offering price ...............................................         $18.25
                                                                       ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)  See the current prospectus for purchases of $50,000 or more.

                                                          See accompanying notes

Delaware Group Equity Funds II -- DELAWARE GROWTH and INCOME FUND
                                  ===============================

                                                         Number      Market
November 30, 1999                                      of Shares     Value
--------------------------------------------------------------------------------
Common Stock - 99.22%
Aerospace & Defense - 1.78%
General Dynamics ................................      430,100    $22,177,031
                                                                -------------
                                                                   22,177,031
                                                                -------------
Automobiles & Automotive Parts - 4.66%
Dana ............................................      292,400      8,114,100
General Motors ..................................      335,100     24,127,200
Rockwell International ..........................      301,600     14,966,900
TRW .............................................      208,200     10,865,438
                                                                -------------
                                                                   58,073,638
                                                                -------------
Banking, Finance & Insurance - 21.68%
American General ................................      434,000     31,817,625
Aon .............................................      605,625     21,613,242
Bank of America .................................      443,548     25,947,558
Bank of New York ................................      353,100     14,079,863
Bank One ........................................      520,986     18,364,757
Block (H&R) .....................................      304,700     13,102,100
Chase Manhattan .................................      237,400     18,339,150
Federal National Mortgage .......................      236,600     15,763,475
First Union .....................................      463,500     17,931,656
Fleet Boston Financial ..........................      157,500      5,955,469
Marsh & McLennan ................................      233,200     18,335,350
Mellon Financial ................................      690,400     25,156,450
Merrill Lynch & Company .........................       84,100      6,780,563
Morgan (J.P.) ...................................       47,800      6,285,700
Summit Bancorp ..................................      314,420     10,257,953
U.S. Bancorp ....................................      605,700     20,707,369
                                                                -------------
                                                                  270,438,280
                                                                -------------
Cable, Media & Publishing - 4.05%
Knight-Ridder ...................................      229,300     12,511,181
McGraw-Hill .....................................      669,900     37,974,956
                                                                -------------
                                                                   50,486,137
                                                                -------------
Chemicals - 4.27%
Dow Chemical ....................................      218,100     25,544,963
DuPont (E.I.) de Nemours ........................      150,390      8,938,804
Imperial Chemical ADR ...........................      460,100     18,806,588
                                                                -------------
                                                                   53,290,355
                                                                -------------
Computers & Technology - 1.56%
Pitney Bowes ....................................      405,600     19,443,450
                                                                -------------
                                                                   19,443,450
                                                                -------------
Consumer Products - 3.80%
Clorox ..........................................      391,900     17,464,044
Kimberly-Clark ..................................      470,900     30,078,738
                                                                -------------
                                                                   47,542,782
                                                                -------------
                                                        Number       Market
                                                      of Shares      Value
--------------------------------------------------------------------------------
Common Stock (continued)
Electronics & Electrical Equipment - 3.41%
Eaton ...........................................      111,700     $8,649,769
Emerson Electric ................................      176,500     10,060,500
Raytheon-Class B ................................      341,800     10,488,988
Thomas & Betts ..................................      326,700     13,394,700
                                                                -------------
                                                                   42,593,957
                                                                -------------
Energy - 14.95%
Baker Hughes ....................................      719,200     18,159,800
BP Amoco ........................................      290,144     17,680,650
Chevron .........................................      299,300     26,506,756
Conoco Class B ..................................      454,863     11,911,736
El Paso Energy ..................................      678,600     26,126,100
Mobil ...........................................      277,300     28,925,856
Royal Dutch Petroleum ...........................      455,800     26,436,400
Unocal ..........................................      666,000     22,102,875
Williams ........................................      256,300      8,650,125
                                                                -------------
                                                                  186,500,298
                                                                -------------
Food, Beverage & Tobacco - 6.43%
Bestfoods .......................................      273,900     15,013,144
Heinz (H.J.) ....................................      359,950     15,072,906
Nabisco Group Holdings ..........................    1,048,700     12,125,594
PepsiCo .........................................      608,000     21,014,000
Philip Morris ...................................      645,200     16,976,825
                                                                -------------
                                                                   80,202,469
                                                                -------------
Healthcare & Pharmaceuticals - 7.13%
American Home Products ..........................      477,900     24,850,800
Astrazeneca .....................................      303,800     13,519,100
Baxter International ............................      355,200     23,998,200
Glaxo Wellcome ADR ..............................      180,400     10,722,525
Pharmacia & Upjohn ..............................      290,400     15,881,250
                                                                -------------
                                                                   88,971,875
                                                                -------------
Industrial Machinery - 2.66%
Caterpillar .....................................      168,900      7,832,738
Deere & Co. .....................................      588,900     25,285,894
                                                                -------------
                                                                   33,118,632
                                                                -------------
Metals & Mining - 4.16%
Alcan Aluminum ..................................      700,200     23,806,800
Aloca ...........................................      428,300     28,053,650
                                                                -------------
                                                                   51,860,450
                                                                -------------
Paper & Forest Products - 5.12%
International Paper .............................      665,290     34,719,822
Weyerhaeuser ....................................      475,900     29,148,875
                                                                -------------
                                                                   63,868,697
                                                                -------------
Retail - 1.25%
May Department Stores ...........................      463,000     15,568,375
                                                                -------------
                                                                   15,568,375
                                                                -------------

                                                         Number      Market
Delaware Growth and Income Fund                         of Shares     Value
--------------------------------------------------------------------------------
Common Stock (continued)
Telecommunications - 8.74%
AT&T ............................................      353,100    $19,729,463
Alltel ..........................................      327,000     28,285,500
Cable & Wireless ADR ............................      444,000     17,649,000
GTE .............................................      301,400     22,002,200
SBC Communications ..............................      410,811     21,336,496
                                                                -------------
                                                                  109,002,659
                                                                -------------
Transportation & Shipping - 0.85%
British Airways ADR .............................      178,200     10,547,213
                                                                -------------
                                                                   10,547,213
                                                                -------------
Utilities - 1.30%
Duke Energy .....................................      318,800     16,159,175
                                                                -------------
                                                                   16,159,175
                                                                -------------
Miscellaneous - 1.42%
Minnesota Mining & Manufacturing ................      184,700     17,650,394
                                                                   17,650,394
                                                                -------------
Total Common Stock (cost $1,171,383,996) ........               1,237,495,867
                                                                =============

                                                    Principal
                                                     Amount
                                                    ---------
Repurchase Agreements - 0.20%
With Chase Manhattan 5.64% 12/01/99
   (dated 11/30/99, collateralized by $614,545
   U.S. Treasury Notes 7.875% due 11/15/04,
   market value $659,654 and $367,457
   U.S. Treasury Notes 5.50% due 02/28/03,
   market value $366,251) .......................   $1,001,000      1,001,000
With JP Morgan Securities 5.63%
   12/01/99 (dated 11/30/99, collateralized
   by $421,767 U.S. Treasury Notes 5.50%
   due 03/31/03, market value $418,054
   and $368,612 U.S. Treasury Notes 6.25%
    due 02/15/03, market value $376,809) ........      778,000        778,000
With PaineWebber 5.63% 12/01/99
   (dated 11/30/99, collateralized by
   $792,723 U.S. Treasury Notes 5.50%
   due 01/31/03, market value $794,172) .........      778,000        778,000
                                                                -------------
Total Repurchase Agreements
   (cost $2,557,000) ............................                   2,557,000
                                                                =============

Total Market Value of Securities - 99.42%
   (cost $1,173,940,996) ..................................... $1,240,052,867
Receivables and Other Assets Net of
   Liabilities - 0.58% .......................................      7,292,792
                                                                -------------
Net Assets Applicable to 76,332,551 Shares
   ($1 Par Value) Outstanding - 100.00% ...................... $1,247,345,659
                                                               ==============

Net Asset Value - Delaware Growth and Income Fund
   A Class ($871,409,432 / 53,296,711 shares) .......................  $16.35
                                                                       ======
Net Asset Value - Delaware Growth and Income Fund
   B Class ($213,533,291 / 13,096,719 shares) .......................  $16.30
                                                                       ======
Net Asset Value - Delaware Growth and Income Fund
   C Class ($45,025,618 / 2,767,068 shares) .........................  $16.27
                                                                       ======
Net Asset Value - Delaware Growth and Income Fund
   Institutional Class ($117,377,318 / 7,172,053 shares) ............  $16.37
                                                                       ======
----------
ADR - American Depository Receipt

Components of Net Assets at November 30, 1999:
Common stock, $1 par value, 250,000,000 shares
   authorized to the Fund with 100,000,000 shares
   allocated to Delaware Growth and Income Fund
   A Class, 50,000,000 shares allocated to Delaware
   Growth and Income Fund B Class, 50,000,000
   shares allocated to Delaware Growth and Income
   Fund C Class, and 50,000,000 shares allocated
   to Delaware Growth and Income Fund
   Institutional Class ....................................... $1,122,838,375
Undistributed net investment income ..........................      4,853,212
Accumulated net realized gain on investments .................     53,542,201
Net unrealized appreciation of investment ....................     66,111,871
                                                               --------------
Total net assets ............................................. $1,247,345,659
                                                               ==============
Net Asset Value and Offering Price Per Share -
   Delaware Growth and Income Fund
Net asset value A Class (A) .......................................... $16.35
Sales charge (5.75% of offering price or 6.12%
   of the amount invested per share) (B) .............................   1.00
                                                                       ------
Offering price ....................................................... $17.35
                                                                       ======
--------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                                                          See accompanying notes

Statements of Operations

Delaware Group Equity Funds II

                                                                          Delaware Decatur         Delaware Growth
Year Ended November 30, 1999                                             Equity Income Fund        and Income Fund
-------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ............................................................     $  34,318,928               $1,149,931
Dividends ...........................................................        46,488,094               33,128,654
                                                                          --------------------------------------
                                                                             80,807,022               34,278,585
                                                                          --------------------------------------
Expenses:
Management fees .....................................................        12,266,738                8,188,088
Distribution expense ................................................         6,155,119                5,706,448
Dividend disbursing and transfer agent fees and expenses ............         3,285,375                2,884,448
Accounting and administration .......................................           894,814                  554,358
Reports and statements to shareholders ..............................           593,120                  334,840
Taxes (other than taxes on income) ..................................           232,057                  110,250
Registration fees ...................................................           110,900                   60,000
Professional fees ...................................................           162,500                   74,800
Custodian fees ......................................................            93,127                   52,641
Trustees fees .......................................................            37,184                   22,569
Other ...............................................................           419,259                  243,753
                                                                          --------------------------------------
                                                                             24,250,193               18,232,195
Less expenses paid directly .........................................          (103,988)                 (43,342)
                                                                          --------------------------------------
Total expenses ......................................................        24,146,205               18,188,853
                                                                          --------------------------------------

Net Investment Income ...............................................        56,660,817               16,089,732
                                                                          --------------------------------------

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments ....................................        49,473,330               54,074,540
Net change in unrealized appreciation/depreciation of investments ...      (143,194,415)             (97,961,790)
                                                                          --------------------------------------

Net Realized and Unrealized Loss on Investments .....................       (93,721,085)             (43,887,250)
                                                                          --------------------------------------

Net Decrease in Net Assets Resulting from Operations ................      ($37,060,268)            ($27,797,518)
                                                                          ======================================

                                                          See accompanying notes
18

#

Statements of Changes in Net Assets

Delaware Group Equity Funds II

                                                                         Delaware Decatur                Delaware Growth
                                                                        Equity Income Fund               and Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Year Ended November 30,         Year Ended November 30,
                                                                         1999            1998            1999            1998
Increase (Decrease) in Net Assets from Operations:
Net investment income ...........................................    $56,660,817     $64,187,398     $16,089,732     $18,339,682
Net realized gain on investments ................................     49,473,330     361,584,308      54,074,540     161,450,447
Net change in unrealized appreciation/depreciation of investments   (143,194,415)   (154,044,350)    (97,961,790)    (36,538,962)
                                                                  --------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations .    (37,060,268)    271,727,356     (27,797,518)    143,251,167
                                                                  --------------------------------------------------------------

Distributions to Shareholders from:
Net investment income:
   A Class ......................................................    (53,754,869)    (45,727,459)    (12,967,053)    (12,123,443)
   B Class ......................................................     (3,558,336)     (2,136,896)     (1,605,468)       (916,994)
   C Class ......................................................       (475,045)       (281,715)       (353,918)       (192,210)
   Institutional Class ..........................................     (5,683,913)     (6,528,308)     (2,003,568)     (1,562,741)
Net realized gain on investments:
   A Class ......................................................   (294,241,867)   (258,801,828)   (115,549,988)    (93,765,337)
   B Class ......................................................    (25,790,323)    (17,106,645)    (25,411,948)    (15,012,718)
   C Class ......................................................     (3,465,186)     (2,124,083)     (5,698,352)     2,946,081)
   Institutional Class ..........................................    (36,564,567)    (39,093,334)    (12,829,309)     (8,735,336)
                                                                  --------------------------------------------------------------
                                                                    (423,534,106)   (371,800,268)   (176,419,604)   (135,254,860)
                                                                  --------------------------------------------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ......................................................    103,910,710     168,201,945     134,692,759     195,303,575
   B Class ......................................................     35,124,624      57,047,914      59,662,781      88,711,551
   C Class ......................................................      6,725,629       9,894,966      16,593,807      26,672,866
   Institutional Class ..........................................     39,592,772      58,405,474      45,606,633      54,756,372
Netasset value of shares issued upon reinvestment of distributions from net investment income and net realized gain on
   investments:
   A Class ......................................................    310,051,493     272,677,435     121,904,186     100,880,624
   B Class ......................................................     26,706,173      17,281,260      25,856,559      15,076,377
   C Class ......................................................      3,599,933       2,166,924       5,826,826       3,040,923
   Institutional Class ..........................................     42,224,197      45,289,349      14,832,682      10,297,967
                                                                  --------------------------------------------------------------
                                                                     567,935,531     630,965,267     424,976,233     494,740,255
                                                                  --------------------------------------------------------------
Cost of Shares Repurchased:
   A Class ......................................................   (337,518,150)   (296,579,034)   (245,500,507)   (158,209,478)
   B Class ......................................................    (45,782,453)    (22,666,310)    (57,084,372)    (22,393,120)
   C Class ......................................................     (9,189,647)     (3,726,339)    (18,852,423)     (7,597,150)
   Institutional Class ..........................................   (201,670,952)   (126,067,562)    (38,265,745)    (32,883,578)
                                                                  --------------------------------------------------------------
                                                                    (594,161,202)   (449,039,245)   (359,703,047)   (221,083,326)
                                                                  --------------------------------------------------------------
Increase (decrease) in net assets derived from capital share
   transactions .................................................    (26,225,671)    181,926,022      65,273,186     273,656,929
                                                                  --------------------------------------------------------------

Net increase (decrease) in net assets ...........................   (486,820,045)     81,853,110    (138,943,936)    281,653,236

Net Assets:
Beginning of year ...............................................  2,405,487,296   2,323,634,186   1,386,289,595   1,104,636,359
                                                                  --------------------------------------------------------------
End of year ..................................................... $1,918,667,251  $2,405,487,296  $1,247,345,659  $1,386,289,595
                                                                  ==============================================================

                             See accompanying notes
19

Financial Highlights

Delaware Group Equity Funds II

Selected data for each share of the Fund outstanding throughout
each period was as follows:                                           Delaware Decatur Equity Income Fund A Class
-----------------------------------------------------------------------------------------------------------------------
                                                              Year Ended November 30,
                                                                1999        1998         1997        1996        1995
Net asset value, beginning of period ......................   $21.400     $22.580      $21.320     $19.070      $15.570

Income (loss) from investment operations:
   Net investment income(1) ...............................     0.476       0.569        0.600       0.650        0.700
   Net realized and unrealized gain (loss) on investments .    (0.916)      1.811        3.940       3.630        3.910
                                                           ------------------------------------------------------------
   Total from investment operations .......................    (0.440)      2.380        4.540       4.280        4.610
                                                           ------------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.540)     (0.490)      (0.600)     (0.690)      (0.690)
   Distributions from net realized gain on investments ....    (3.220)     (3.070)      (2.680)     (1.340)      (0.420)
                                                           ------------------------------------------------------------
   Total dividends and distributions ......................    (3.760)     (3.560)      (3.280)     (2.030)      (1.110)
                                                           ------------------------------------------------------------
Net asset value, end of period ............................   $17.200     $21.400      $22.580     $21.320      $19.070
                                                           ============================================================
Total return(2) ...........................................    (2.50%)     12.03%       24.78%      24.47%       31.02%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................$1,658,696  $1,969,181   $1,906,726  $1,616,315   $1,382,693
   Ratio of expenses to average net assets ................     1.03%       0.90%        0.88%       0.85%        0.87%
   Ratio of net investment income to average net assets ...     2.59%       2.68%        2.87%       3.40%        4.03%
   Portfolio turnover .....................................       92%         94%          90%        101%          74%

--------------------------------------------------------------------------------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes
20

Selected data for each share of the Fund outstanding throughout
each period was as follows:                                             Delaware Decatur Equity Income Fund B Class
-----------------------------------------------------------------------------------------------------------------------
                                                               Year Ended November 30,
                                                                1999        1998         1997        1996        1995
Net asset value, beginning of period .......................  $21.320     $22.480      $21.260     $19.030      $15.550

Income (loss) from investment operations:
   Net investment income(1) ................................    0.333       0.403        0.450       0.500        0.560
   Net realized and unrealized gain (loss) on investments ..   (0.918)      1.797        3.900       3.610        3.890
                                                             ----------------------------------------------------------
   Total from investment operations ........................   (0.585)      2.200        4.350       4.110        4.450
                                                             ----------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.395)     (0.290)      (0.450)     (0.540)      (0.550)
   Distributions from net realized gain on investments .....   (3.220)     (3.070)      (2.680)     (1.340)      (0.420)
   Total dividends and distributions .......................   (3.615)     (3.360)      (3.130)     (1.880)      (0.970)
                                                             ----------------------------------------------------------

Net asset value, end of period .............................  $17.120     $21.320      $22.480     $21.260      $19.030
                                                             ==========================================================
Total return(2) ............................................   (3.27%)     11.14%       23.73%      23.43%       29.85%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $151,332    $169,985     $123,180     $60,689      $19,665
   Ratio of expenses to average net assets .................    1.81%       1.70%        1.68%       1.69%        1.74%
   Ratio of net investment income to average net assets ....    1.81%       1.88%        2.07%       2.56%        3.16%
   Portfolio turnover ......................................      92%         94%          90%        101%          74%

--------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Equity Funds II


Selected data for each share of the Fund outstanding throughout
each period was as follows:                                            Delaware Decatur Equity Income Fund C Class
-----------------------------------------------------------------------------------------------------------------------
                                                            Year Ended November 30,                            11/29/95 (3)
                                                                1999       1998         1997         1996    to 11/30/95
Net asset value, beginning of period .......................  $21.420     $22.570      $21.330     $19.080      $19.150

Income (loss) from investment operations:
   Net investment income(1) ................................    0.332       0.402        0.460       0.510        0.040
   Net realized and unrealized gain (loss) on investments ..   (0.917)      1.808        3.910       3.630       (0.060)
                                                              ---------------------------------------------------------
   Total from investment operations ........................   (0.585)      2.210        4.370       4.140       (0.020)
                                                              ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ....................   (0.395)     (0.290)      (0.450)     (0.550)      (0.050)
   Distributions from net realized gain on investments .....   (3.220)     (3.070)      (2.680)     (1.340)           -
                                                              ---------------------------------------------------------
   Total dividends and distributions .......................   (3.615)     (3.360)      (3.130)     (1.890)      (0.050)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $17.220     $21.420      $22.570     $21.330      $19.080
                                                              =========================================================

Total return(2) ............................................   (3.25%)     11.14%       23.75%      23.47%             (4)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................  $19,511     $23,076      $15,343      $4,833           $5
   Ratio of expenses to average net assets .................    1.81%       1.70%        1.68%       1.69%             (4)
   Ratio of net investment income to average net assets ....    1.81%       1.88%        2.07%       2.56%             (4)
   Portfolio turnover ......................................      92%         94%          90%        101%             (4)

----------------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                                                          See accompanying notes
22

Selected data for each share of the Fund outstanding throughout
each period was as follows:                                    Delaware Decatur Equity Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                             Year Ended November 30,
                                                                1999       1998         1997         1996        1995

Net asset value, beginning of period ......................   $21.400     $22.570      $21.310     $19.060      $15.590

Income (loss) from investment operations:
   Net investment income(1) ...............................     0.516       0.612        0.650       0.690        0.710
   Net realized and unrealized gain (loss) on investments .    (0.913)      1.808        3.930       3.620        3.920
                                                              ---------------------------------------------------------
   Total from investment operations .......................    (0.397)      2.420        4.580       4.310        4.630
                                                              ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.583)     (0.520)      (0.640)     (0.720)      (0.740)
   Distributions from net realized gain on investments ....    (3.220)     (3.070)      (2.680)     (1.340)      (0.420)
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (3.803)     (3.590)      (3.320)     (2.060)      (1.160)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $17.200     $21.400      $22.570     $21.310      $19.060
                                                              =========================================================

Total return ..............................................    (2.27%)     12.25%       25.02%      24.65%       31.14%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $89,128    $243,245     $278,384    $244,048     $211,049
   Ratio of expenses to average net assets ................     0.81%       0.70%        0.68%       0.69%        0.74%
   Ratio of net investment income to average net assets ...     2.81%       2.88%        3.07%       3.56%        4.16%
   Portfolio turnover .....................................       92%         94%          90%        101%          74%

----------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.

                                                          See accompanying notes

Delaware Group Equity Funds II

Selected data for each share of the Fund outstanding throughout
each period was as follows:                                              Delaware Growth and Income Fund A Class
------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended November 30,
                                                               1999        1998         1997         1996        1995

Net asset value, beginning of period ......................   $19.120    $ 19.230      $17.520     $15.610      $12.320

Income (loss) from investment operations:
   Net investment income (1) ..............................     0.221       0.280        0.280       0.340        0.370
   Net realized and unrealized gain (loss) on investments .    (0.556)      1.930        3.610       3.210        3.700
                                                              ---------------------------------------------------------
   Total from investment operations .......................    (0.335)      2.210        3.890       3.550        4.070
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.235)     (0.240)      (0.330)     (0.350)      (0.360)
   Distributions from net realized gain on investments ....    (2.200)     (2.080)      (1.850)     (1.290)      (0.420)
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (2.435)     (2.320)      (2.180)     (1.640)      (0.780)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $16.350    $ 19.120      $19.230     $17.520      $15.610
                                                              =========================================================

Total return(2) ...........................................    (2.00%)     12.70%       25.26%      24.89%       34.68%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................  $871,409  $1,006,642     $863,855    $670,912     $534,342
   Ratio of expenses to average net assets ................     1.20%       1.13%        1.13%       1.11%        1.19%
   Ratio of net investment income to average net assets ...     1.28%       1.52%        1.60%       2.21%        2.72%
   Portfolio turnover .....................................       94%         87%          69%         87%          81%

------------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes


Selected data for each share of the Fund outstanding throughout
each period was as follows:                                             Delaware Growth and Income Fund B Class
------------------------------------------------------------------------------------------------------------------------
                                                             Year Ended November 30,
                                                               1999         1998        1997         1996        1995

Net asset value, beginning of period ......................   $19.090    $ 19.200      $17.460     $15.560      $12.310

Income (loss) from investment operations:
   Net investment income(1) ...............................     0.100       0.151        0.170       0.230        0.300
   Net realized and unrealized gain (loss) on investments      (0.560)      1.917        3.600       3.200        3.670
                                                              ---------------------------------------------------------
   Total from investment operations .......................    (0.460)      2.068        3.770       3.430        3.970
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ...................    (0.130)     (0.098)      (0.180)     (0.240)      (0.300)
   Distributions from net realized gain on investments ....    (2.200)     (2.080)      (1.850)     (1.290)      (0.420)
                                                              ---------------------------------------------------------
   Total dividends and distributions ......................    (2.330)     (2.178)      (2.030)     (1.530)      (0.720)
                                                              ---------------------------------------------------------

Net asset value, end of period ............................   $16.300    $ 19.090      $19.200     $17.460      $15.560
                                                              =========================================================

Total return(2) ...........................................     (2.72%)     11.92%       24.45%      24.01%       33.79%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $213,533    $218,584     $135,737     $53,467      $14,745
   Ratio of expenses to average net assets ................      1.90%       1.83%        1.83%       1.81%        1.89%
   Ratio of net investment income to average net assets ...      0.58%       0.82%        0.90%       1.53%        2.02%
   Portfolio turnover .....................................        94%         87%          69%         87%          81%

----------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                                                          See accompanying notes

Delaware Group Equity Funds II

Selected data for each share of the Fund outstanding throughout
each period was as follows:                                        Delaware Growth and Income Fund C Class
------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended November 30,                            11/29/95 (3)
                                                                1999       1998         1997         1996    to 11/30/95

Net asset value, beginning of period ........................ $19.050     $19.160      $17.430     $15.610      $15.610

Income (loss) from investment operations:
   Net investment income(1) .................................   0.100       0.153        0.170       0.330           --
   Net realized and unrealized gain (loss) on investments ...  (0.550)      1.915        3.590       3.100           --
                                                              ---------------------------------------------------------
   Total from investment operations .........................  (0.450)      2.068        3.760       3.430           --
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income .....................  (0.130)     (0.098)      (0.180)     (0.320)          --
   Distributions from net realized gain on investments ......  (2.200)     (2.080)      (1.850)     (1.290)          --
                                                              ---------------------------------------------------------
   Total dividends and distributions ........................  (2.330)     (2.178)      (2.030)     (1.610)          --
                                                              ---------------------------------------------------------

Net asset value, end of period .............................. $16.270     $19.050      $19.160     $17.430      $15.610
                                                              =========================================================

Total return(2) .............................................  (2.71%)     12.00%       24.44%      24.04%             (4)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .................. $45,026     $48,683      $26,231      $7,591           $5
   Ratio of expenses to average net assets ..................   1.90%       1.83%        1.83%       1.81%             (4)
   Ratio of net investment income to average net assets .....   0.58%       0.82%        0.90%       1.53%             (4)
   Portfolio turnover .......................................     94%         87%          69%         87%             (4)

-----------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Date of initial public offering.
(4) The ratios of expenses and net investment income to average net assets, portfolio turnover and total return have been omitted as management believes that such ratios and return for this relatively short period are not meaningful.

                                                          See accompanying notes


Selected data for each share of the Fund outstanding throughout
each period was as follows:                                       Delaware Growth and Income Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------
                                                             Year Ended November 30,
                                                                1999        1998         1997        1996        1995

Net asset value, beginning of period .......................  $19.150     $19.260      $17.570     $15.650      $12.350

Income (loss) from investment operations:
   Net investment income(1) ................................    0.273       0.346        0.350       0.370        0.470
   Net realized and unrealized gain (loss) on investments ..   (0.553)      1.917        3.600       3.230        3.650
                                                              ---------------------------------------------------------
   Total from investment operations ........................   (0.280)      2.263        3.950       3.600        4.120
                                                              ---------------------------------------------------------

Less dividends and distributions:
   Dividends from net investment income ....................   (0.300)     (0.293)      (0.410)     (0.390)      (0.400)
   Distributions from net realized gain on investments .....   (2.200)     (2.080)      (1.850)     (1.290)      (0.420)
                                                              ---------------------------------------------------------
   Total dividends and distributions .......................   (2.500)     (2.373)      (2.260)     (1.680)      (0.820)
                                                              ---------------------------------------------------------

Net asset value, end of period .............................  $16.370     $19.150      $19.260     $17.570      $15.650
                                                              =========================================================

Total return ...............................................   (1.68%)     13.07%       25.65%      25.24%       35.13%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................. $117,377    $112,381      $78,813     $45,958      $11,520
   Ratio of expenses to average net assets .................    0.90%       0.83%        0.83%       0.81%        0.89%
   Ratio of net investment income to average net assets ....    1.58%       1.82%        1.90%       2.53%        3.02%
   Portfolio turnover ......................................      94%         87%          69%         87%          81%


---------------
(1) The average shares outstanding method has been applied for per share information for the year ended November 30, 1999.

                                                          See accompanying notes

Notes to Financial Statements

November 30, 1999
--------------------------------------------------------------------------------
Delaware Group Equity Funds II is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and offers five series: the Delaware Decatur Equity Income Fund (formerly Decatur Income Fund), the Delaware Growth and Income Fund (formerly Decatur Total Return Fund), the Delaware Blue Chip Fund, the Delaware Social Awareness Fund, and the Delaware Diversified Value Fund. These financial statements and related notes pertain to the Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund (collectively, the "Funds" and individually, a "Fund"). The Funds offer four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delaware Decatur Equity Income Fund is to achieve the highest possible current income by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

The investment objective of the Delaware Growth and Income Fund is to achieve long-term growth by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under direction of the Funds' Board of Trustees.

Federal Income Taxes - Each Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government.
The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Delaware Decatur Equity Income Fund declares and pays dividends from net investment income on a monthly basis and capital gains, if any, annually. The Delaware Growth and Income Fund declares and pays dividends from net investment income on a quarterly basis and capital gains, if any, annually.

--------------------------------------------------------------------------------

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly." The amount of these expenses and credits for the year ended November 30, 1999, are as follows:

                                Delaware Decatur         Delaware Growth
                               Equity Income Fund        and Income Fund
------------------------------------------------------------------------
"Soft Dollar" expenses             $51,411                 $31,795
Earnings Credits                    52,577                  11,547

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999, in accordance with the terms of the Investment Management Agreement, the Funds pay Delaware Management Company ("DMC"), the Investment Manager of each Fund, an annual fee based upon each Fund's average daily net assets at the following annual rates:

Delaware Decatur                        Delaware Growth
Equity Income Fund                      and Income Fund
--------------------------------------------------------------------------------
On the first $500 million    0.650%     On the first $500 million      0.650%
On the next $500 million     0.600%     On the next $500 million       0.600%
On the next $1.5 billion     0.550%     On the next $1.5 billion       0.550%
In excess of $2.5 billion    0.500%     In excess of $2.5 billion      0.500%

Prior to April 1, 1999, DMC was paid an annual fee based upon each Fund's average daily net assets, less fees paid to the unaffiliated directors, at the following rates:

Delaware Decatur                        Delaware Growth
Equity Income Fund                      and Income Fund
--------------------------------------------------------------------------------
On the first $100 million    0.600%     On the first $500 million      0.600%
On the next $150 million     0.525%     On the next $250 million       0.575%
On the next $250 million     0.500%     Over $750 million              0.550%
Over $500 million            0.475%

At November 30, 1999, the liabilities for investment management fees and other expenses payable to DMC were as follows:

Delaware Decatur                         Delaware Growth
Equity Income Fund                       and Income Fund
--------------------------------------------------------------------------------
$134,498                                 $184,493

The Funds have engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At November 30, 1999, the Funds had liabilities for such fees and other expenses payable to DSC as follows:

   Delaware Decatur                       Delaware Growth
   Equity Income Fund                     and Income Fund
--------------------------------------------------------------------------------
   $92,740                                $208,949

Pursuant to the Distribution Agreement, the Funds pay Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes for each Fund. At November 30, 1999, the Funds had liabilties for such fees and other expenses payable to DDLP as follows:

   Delaware Decatur                       Delaware Growth
   Equity Income Fund                     and Income Fund
--------------------------------------------------------------------------------
   $53,271                                $38,449

For the year ended November 30, 1999, DDLP earned commissions on sales of the A Class shares for each Fund as follows:

   Delaware Decatur                       Delaware Growth
   Equity Income Fund                     and Income Fund
--------------------------------------------------------------------------------
   $231,746                               $268,466

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Funds. These officers, trustees and employees are paid no compensation by the Funds.

3. Investments
During the year ended November 30, 1999, the Funds made purchases and sales of investment securities other than U.S. government securities and temporary cash investments as follows:

                      Delaware Decatur         Delaware Growth
                      Equity Income Fund       and Income Fund
--------------------------------------------------------------------------------
Purchases             $2,011,149,056           $1,263,280,895
Sales                  2,375,401,791            1,340,534,083

At November 30, 1999, the aggregate cost of securities and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                     Delaware              Delaware
                                     Decatur Equity        Growth and
                                     Income Fund           Income Fund
--------------------------------------------------------------------------------
Cost of investments                  $1,850,988,690        $1,177,725,528
                                     ====================================
Aggregate unrealized appreciation    $  181,312,418        $  139,044,764
Aggregate unrealized depreciation      (121,596,786)          (76,717,425)
                                     ------------------------------------
Net unrealized appreciation          $   59,715,632        $   62,327,339
                                     ====================================



                                                            Delaware Decatur           Delaware Growth
Transactions in capital stock shares were as follows:       Equity Income Fund         and Income Fund
------------------------------------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:   Year Ended November 30,      Year Ended November 30,
                                                           1999          1998           1999         1998
Shares sold:
   A Class                                              5,617,963     8,073,531      7,708,751    10,467,477
   B Class                                              1,902,665     2,711,292      3,447,377     4,734,652
   C Class                                                360,611       466,462        961,557     1,427,894
   Institutional Class                                  2,144,984     2,749,580      2,629,956     2,935,169

Shares issued upon reinvestment of distributions
from net investment income and net realized gain
on investments:
   A Class                                             17,179,047    13,673,317      7,252,187     5,773,026
   B Class                                              1,487,643       871,584      1,541,065       866,511
   C Class                                                199,407       108,759        348,107       175,049
   Institutional Class                                  2,339,463     2,272,599        882,059       588,141
                                                      ------------------------------------------------------
                                                       31,231,783    30,927,124     24,771,059    26,967,919
                                                      ------------------------------------------------------
Shares repurchased:
   A Class                                            (18,379,357)  (14,169,464)   (14,318,557)   (8,496,811)
   B Class                                             (2,525,183)   (1,089,271)    (3,343,966)   (1,220,198)
   C Class                                               (504,200)     (177,735)    (1,097,749)     (416,767)
   Institutional Class                                (10,668,998)   (5,990,464)    (2,208,817)   (1,746,666)
                                                      ------------------------------------------------------
                                                      (32,077,738)  (21,426,934)   (20,969,089)  (11,880,442)
                                                      ------------------------------------------------------
Net increase (decrease)                                  (845,955)    9,500,190      3,801,970    15,087,477
                                                      ======================================================

30

--------------------------------------------------------------------------------

5. Lines of Credit
Committed lines of credit were $72.8 million for Delaware Decatur Equity Income Fund and $48.0 million for Delaware Growth and Income Fund. No amounts were outstanding at November 30, 1999 or at any time during the fiscal year.

6. Market and Credit Risk
The Delaware Decatur Equity Income Fund may invest in high-yield fixed income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Delaware Decatur Equity Income Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Funds' ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. Subsequent Events
Distributions were declared from net realized gain on investments in the amount of $0.472 and $0.768 per share for all classes of the Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund, respectively, payable on December 28, 1999 to shareholders of record on December 21, 1999. The ex-dividend date was December 22, 1999.



8. Tax Information (Unaudited)
The information set forth below is for the Funds' fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 1999, each Fund designates as long term capital gains and ordinary income distributions paid during the year as follows:

                                                 Delaware            Delaware
                                                 Decatur Equity      Growth and
                                                 Income Fund         Income Fund
--------------------------------------------------------------------------------
(A) Long Term Capital Gains
    Distributions (Tax Basis)                        70%                 78%
(B) Ordinary Income Distributions (Tax Basis)        30%                 22%
(C) Total Distributions (Tax Basis)                 100%                100%
(D) Qualifying Dividends(1)                          82%                100%

------------
(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on percentage of ordinary income of the Fund

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds II
--------------------------------------------------------------------------------

We have audited the accompanying statements of net assets of Delaware Group Equity Funds II (Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund) (the "Funds") as of November 30, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed funds of Delaware Group Equity Funds II at November 30, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



                                             /s/ Ernst & Young LLP

                                             Philadelphia, Pennsylvania
                                             January 7, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

[GRAPHIC OMITTED:  BUILDING BLOCKS OF A DIVERSIFIED PORTFOLIO "HOUSE"]

Building Blocks of a Diversified Portfolio

GROWTH OF CAPITAL
Aggressive Growth Equity Funds
Growth Equity Funds
o  Select Growth Fund
o  Trend Fund
o  DelCap Fund
o  Small Cap Value Fund
o  U.S. Growth Fund
o  Growth Stock Fund
o  Tax-Efficient Equity Fund
o  Social Awareness Fund

TOTAL RETURN
Moderate Growth Equity Funds
o  Blue Chip Fund
o  Devon Fund
o  Growth and Income Fund
o  Decatur Equity Income Fund
o  REIT Fund
o  Balanced Fund

INTERNATIONAL AND GLOBAL
International and Global Funds
o  Emerging Markets Fund
o  New Pacific Fund
o  Overseas Equity Fund
o  International Equity Fund
o  Global Equity Fund
o  Global Bond Fund

CURRENT INCOME
Taxable Bond Funds
o  Delchester Fund
o  High-Yield Opportunities Fund
o  Strategic Income Fund
o  Corporate Bond Fund
o  Extended Duration Bond Fund
o  American Government Bond Fund
o  U.S. Government Securities Fund
o  Limited-Term Government Fund

TAX-EXEMPT INCOME
Tax-Exempt Bond Funds
o National High-Yield Municipal Bond Fund
o Tax-Free USA Fund
o Tax-Free Insured Fund
o Tax-Free USA Intermediate Fund
o State Tax-Free Funds*

STABILITY OF PRINCIPAL
Stability of Principal
o Cash Reserve
o Tax-Free Money Fund

ASSET ALLOCATION
Asset Allocation Funds
(varying levels of income and growth potential)
o Foundation Funds
     Growth Portfolio
     Balanced Portfolio
     Income Portfolio


*Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania and Wisconsin. Insured and Intermediate Funds are available in selected states.

DELAWARE
INVESTMENTS
===========
PhiladelphiaoLondon

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Decatur Equity Income Fund and Delaware Growth and Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for each Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of each Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF TRUSTEES                              Charles E. Peck                           Investment Manager
                                               Retired                                   Delaware Management Company
Wayne A. Stork                                 Fredericksburg, VA                        Philadelphia, Pennsylvania
Chairman
Delaware Investments Family of Funds           Jan L. Yeomans                            International Affiliate
Philadelphia, PA                               Vice President and Treasurer              Delaware International Advisers Ltd.
                                               3M Corporation                            London, England
Walter P. Babich                               St. Paul, Minnesota
Board Chairman, Citadel Constructors, Inc.                                               National Distributor
King of Prussia, PA                            AFFILIATED OFFICERS                       Delaware Distributors, L.P.
                                               Richard J. Flannery                       Philadelphia, Pennsylvania
David K. Downes                                Executive Vice President and
President and Chief Executive Officer          General Counsel                           Shareholder Servicing, Dividend
Delaware Investments Family of Funds           Delaware Investments Family of Funds      Disbursing and Transfer Agent
Philadelphia, PA                               Philadelphia, PA                          Delaware Service Company, Inc.
                                                                                         Philadelphia, Pennsylvania
John H. Durham                                 Bruce D. Barton
Private Investor                               President and Chief Executive Officer     1818 Market Street
Horsham, PA                                    Delaware Distributors, L.P.               Philadelphia, PA 19103-3682
                                               Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN


Printed in the USA

(2526)   (J5429)
AR-118 [11/99] PPL 1/00